UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

bioAffinity Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

bioAffinity Technologies, Inc.

3300 Nacogdoches Road, Suite 216

San Antonio, Texas 78217

March 16, 2026

Dear Stockholder:

I am pleased to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of bioAffinity Technologies, Inc. (the “Company” or “bioAffinity Technologies”) on Thursday, April 30, 2026, at 8:00 a.m. Central Time. The Annual Meeting will be held in person at the Company’s principal office at 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217.

bioAffinity Technologies is committed to developing noninvasive diagnostics for lung cancer and other diseases of the lung. Our team of scientists and business professionals is driven by its mission to increase detection of cancer at early stage when accurate diagnosis leads to longer lives, fewer unnecessary invasive procedures, reduced patient anxiety, and lower medical costs. As President and Chief Executive Officer of bioAffinity Technologies, I am greatly encouraged by the growing adoption and use by physicians of our first test, CyPath® Lung, a noninvasive test for lung cancer, and of the technological advancements that our team continues to make in its fight to address the urgent need for noninvasive, early-stage diagnosis.

Whether or not you plan to attend the Annual Meeting, your vote matters. We encourage you to promptly vote your shares by proxy over the internet, via telephone or by mail.

Your trust in our team and belief in our technology are invaluable. On behalf of our Board of Directors, our executive leadership team, and our dedicated team of scientists and businesspeople, we extend our sincerest gratitude for your continued support of and investment in bioAffinity Technologies.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent
15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:
1-844-400-3680
Email: info@campaign-mgmt.com
Call Collect Outside North America: +1 (212) 632-8422

Sincerely,

/s/ Maria Zannes
Maria Zannes
President and Chief Executive Officer

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 30, 2026

Notice is hereby given that bioAffinity Technologies, Inc. (the “Company” or “bioAffinity Technologies”) will host its annual meeting of stockholders (the “Annual Meeting”) on Thursday, April 30, 2026, at 8:00 a.m. Central Time. The Annual Meeting will be held in person at the Company’s principal office at 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217. The Annual Meeting is being held for the following purposes:

(1)	To elect the six director nominees listed in the accompanying proxy statement to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

(2)	To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

(3)	To approve, pursuant to Nasdaq listing rules, the issuance of up to an aggregate of 271,500 shares of our common stock, which includes (i) 223,831 shares of our common stock issuable upon the exercise of common stock purchase warrants issued in connection with our private placement offering that closed on August 14, 2025 (the “August 2025 Common Warrants”), and (ii) 47,669 shares of our common stock issuable upon the exercise of common stock purchase warrants issued in connection with our warrant inducement transaction (the “Warrant Inducement”) that closed on August 14, 2025 (the “August 2025 Inducement Warrants”), together the August 2025 Common Warrants and the Inducement Warrants, the “August 2025 Warrants”), respectively, that may be equal to or exceed 20% of our common stock outstanding before such offering (the “Warrant Exercise Proposal”);

(4)	To approve an anti-dilution provision of the August 2025 Warrants and the reduction in the exercise price of the August 2025 Warrants (subject to a floor price of $4.50 per share) and corresponding increase in the number of shares issuable upon exercise thereof up to an aggregate maximum of 365,620 shares of our common stock, resulting from the triggering of such anti-dilution provision (the “Warrant Anti-Dilution Adjustment Proposal”);

(5)	To approve an anti-dilution provision of the Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) and the reduction in the exercise price of the Series B Preferred Stock (subject to a floor price of $3.00 per share) and corresponding increase in the number of shares of common stock issuable upon conversion of the Series B Preferred Stock thereof up to an aggregate of 131,884 shares of our common stock, resulting from the triggering of such anti-dilution provision (the “Series B Anti-Dilution Adjustment Proposal”);

(6)	To approve an amendment to the 2024 Equity Incentive Plan (the “2024 Plan”) to increase the number of shares of common stock reserved for issuance thereunder to 1,000,000 shares from 66,666 shares (the “Plan Amendment Proposal”);

(7)	To seek authorization to issue securities in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635(d) (the “Offering Proposal”);

(8)	To approve any change of control under Nasdaq Marketplace Rule 5635 that may result from the potential issuance of securities in the non-public offerings (the “Change of Control Proposal”);

(9)	To approve an amendment to the Company’s Certificate of Incorporation, as amended, in substantially the form attached to the accompanying proxy statement as Appendix B, at the discretion of our Board of Directors (the “Board”), to effect a reverse stock split with respect to the Company’s issued and outstanding shares of common stock, as well as stock held by the Company as treasury shares, at a ratio of 1-for-2 to 1-for-250 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement, subject to the authority of the Board to abandon such amendment (the “Reverse Stock Split Proposal”); and

(10)	To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering Proposal , the Change of Control Proposal and/or the Reverse Stock Split Proposal (the “Adjournment Proposal”).

Stockholders of record at the close of business on March 13, 2026, are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. A list of stockholders of record at the close of business on March 13, 2026, will be available for inspection by any stockholder for a period of ten days prior to the Annual Meeting at our principal office at 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217.

This proxy statement, the accompanying proxy card, and our 2025 Annual Report to Stockholders will be mailed to our stockholders on or about March 17, 2026.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying proxy statement and to submit your proxy or voting instructions as soon as possible. In order to ensure the representation of a quorum at the Annual Meeting, stockholders who do not expect to attend the Annual Meeting are urged to vote as soon as possible. For information on how to vote your shares, please refer to the section of the proxy statement entitled “Questions and Answers About the Proxy Materials and the Annual Meeting” and to the instructions provided in your proxy card or by your broker, bank, or other nominee.

By Order of the Board of Directors:

/s/ Maria Zannes
Maria Zannes
President and Chief Executive Officer
Dated: March 16, 2026

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to Be Held on April 30, 2026

The proxy statement and the 2025 Annual Report to Stockholders are available at www.proxyvote.com.

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bioAffinity Technologies, Inc.

3300 Nacogdoches Road, Suite 216

San Antonio, Texas 78217

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 30, 2026

GENERAL INFORMATION

The Board of Directors (the “Board”) of bioAffinity Technologies, Inc., a Delaware corporation (the “Company”), is soliciting proxies to be used at the 2026 Annual Meeting of Stockholders to be held on Thursday, April 30, 2026, at 8:00 a.m. Central Time (the “Annual Meeting”) at the Company’s principal office at 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217. This proxy statement (this “Proxy Statement”), the accompanying proxy card, and the 2025 Annual Report to Stockholders are posted on the internet at www.proxyvote.com, and will be mailed to our stockholders on or about March 17, 2026.

Voting Matters and the Board’s Recommendation

Agenda Item	Board Vote Recommendation	Page Reference
Election of six directors	FOR each Director Nominee	17

Ratification of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR	19

Approval of the issuance of up to an aggregate of 271,500 shares of our common stock upon the exercise of our August 2025 Warrants that may be equal to or exceed 20% of our common stock outstanding before such offering (the “Warrant Exercise Proposal”)	FOR	21

Approval of an anti-dilution provision of the August 2025 Warrants and the reduction in the exercise price of the August 2025 Warrants (subject to a floor price of $4.50 per share) and corresponding increase in the number of shares issuable upon exercise thereof up to an aggregate maximum of 365,620 shares of our common stock, resulting from the triggering of such anti-dilution provision (the “Warrant Anti-Dilution Adjustment Proposal”).	FOR	24

Approval of an anti-dilution provision of the Series B Preferred Stock and the reduction in the exercise price of the Series B Preferred Stock (subject to a floor price of $3.00 per share) and corresponding increase in the number of shares of common stock issuable upon conversion of the Series B Preferred Stock thereof up to an aggregate of 131,884 shares of our common stock, resulting from the triggering of such anti-dilution provision (the “Series B Anti-Dilution Adjustment Proposal”).	FOR	26

Approval of an amendment to the 2024 Equity Incentive Plan (the “2024 Plan”) to increase the number of shares of common stock reserved for issuance thereunder to 1,000,000 shares from 66,666 shares (the “Plan Amendment Proposal”).	FOR	28

Authorization to issue securities in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635(d) (the “Offering Proposal”).	FOR	33

Approval of any change of control under Nasdaq Marketplace Rule 5635(d) that may result from the potential issuance of securities in the non-public offerings (the “Change of Control Proposal”).	FOR	35

Approval of a reverse stock split with respect to the Company’s issued and outstanding shares of common stock, par value $0.007 per share, at a ratio of 1-for-2 to 1-for-250 (the “Reverse Stock Split Proposal”)	FOR	36

Approval of an adjournment of the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, Plan Amendment Proposal, the Offering Proposal, the Change of Control Proposal, and/or the Reverse Stock Split Proposal (the “Adjournment Proposal”).	FOR	45

In addition to these matters, stockholders may be asked to vote on such other business as may properly come before the Annual Meeting.

Even if you plan to attend the Annual Meeting, please vote in advance so that your vote will be counted if you later decide not to attend the Annual Meeting.

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QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is soliciting my vote?

The Board of bioAffinity Technologies, Inc. is soliciting your proxy to be used at the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Thursday, April 30, 2026, at 8:00 a.m. Central Time, at the Company’s principal office at 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217.

What do I need to do if I would like to attend the Annual Meeting?

If you wish to attend the Annual Meeting in person, you must present a valid form of photo identification, such as a driver’s license. If you are a beneficial owner of common stock that is held of record by a bank, broker, or other nominee, you will also need proof of ownership to be admitted. In this regard, a recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. The Company reserves the right to prohibit cameras, recording equipment, or electronic devices in the Annual Meeting.

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What am I voting on at the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

Proposal No. 1: To elect the six director nominees listed in this Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Proposal No. 2: To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal No. 3: To consider and approve issuance of up to an aggregate of 271,500 shares of our common stock upon the exercise of (i) 223,831 shares of our common stock issuable upon exercise of common stock purchase warrants issued in connection with our private placement offering that closed on August 14, 2025 (the “August 2025 Common Warrants”), (ii) 47,669 shares of our common stock issuable upon exercise of common stock purchase warrants issued in connection with our warrant inducement transaction (the “Warrant Inducement”) that closed on August 14, 2025 (the “August 2025 Inducement Warrants”), together the August 2025 Common Warrants and the Inducement Warrants, the “August 2025 Warrants”), respectively, that may be equal to or exceed 20% of our common stock outstanding before such offering (the “Warrant Exercise Proposal”).

Proposal No. 4: To consider and approve an anti-dilution provision of the August 2025 Warrants and the reduction in the exercise price of the August 2025 Warrants (subject to a floor price of $4.50 per share) and corresponding increase in the number of shares issuable upon exercise thereof up to an aggregate maximum of 365,620 shares of our common stock, resulting from the triggering of such anti-dilution provision (the “Warrant Anti-Dilution Adjustment Proposal”).

Proposal No. 5: To consider and approve an anti-dilution provision of the Series B Preferred Stock and the reduction in the exercise price of the Series B Preferred Stock (subject to a floor price of $3.00 per share) and corresponding increase in the number of shares of common stock issuable upon conversion of the Series B Preferred Stock thereof up to an aggregate of 131,884 shares of our common stock, resulting from the triggering of such anti-dilution provision (the “Series B Anti-Dilution Adjustment Proposal”).

Proposal 6: To consider and approve an amendment to the 2024 Equity Incentive Plan (the “2024 Plan”) to increase the number of shares of common stock reserved for issuance thereunder to 1,000,000 shares from 66,666 shares (the “Plan Amendment Proposal”).

Proposal 7: To seek authorization to issue securities in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635(d) (the “Offering Proposal”);

Proposal 8: To approve any change in control under Nasdaq Marketplace Rule 5635(d) that may result from the potential issuance of securities in the non-public offerings (the “Change of Control Proposal”);

Proposal No. 9: To consider and approve an amendment to the Company’s Certificate of Incorporation, as amended, in substantially the form attached to this Proxy Statement as Appendix B, at the discretion of our Board, to effect a reverse stock split (the “Reverse Stock Split”) with respect to the Company’s issued and outstanding shares of common stock, as well as stock held by the Company as treasury shares, at a ratio of 1-for-2 to 1-for-250 (the “Range”), with the ratio within such Range (the “Reverse Stock Split Ratio”) to be determined at the discretion of the Board and included in a public announcement, subject to the authority of the Board of Directors to abandon such amendment (the “Reverse Stock Split Proposal”); and

Proposal No. 10: To consider and approve the adjournment of the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering Proposal, the Change of Control Proposal, and/or the Reverse Stock Split Proposal (the “Adjournment Proposal”).

Additionally, the proxies, at their discretion and if designated as such, are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

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Who is entitled to vote?

Stockholders as of the close of business on the record date of March 13, 2026 (the “Record Date”), are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. As of the Record Date, there were 4,498,675 shares of common stock outstanding.

How many votes per share of common stock held are stockholders entitled to?

Stockholders have one vote per share on all matters presented at the Annual Meeting.

What is the difference between holding shares of common stock as a “stockholder of record” and holding shares in “street name”?

Shares held as a “stockholder of record” (also called a “registered holder”) are shares held directly in your name. Shares held in “street name” are shares held for you in an account with a broker, bank, or other nominee.

How do I vote my shares?

If you are a registered holder, you may vote:

●	By internet. Via the Internet at www.proxyvote.com.;

●	By telephone. If you are located within the United States and Canada, call 1-800-690-6903 (toll-free) from a touch-tone telephone;

●	By mail. By returning a properly executed proxy card in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

●	In person. You may vote in person at the Annual Meeting.

To vote online or via telephone, you will need your unique control number. You can find the control number on your proxy card. Be sure to have your proxy card in hand and follow the instructions. Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on April 29, 2026, for the voting of shares held by stockholders of record as of the Record Date. Proxy cards with respect to shares held of record must be received no later than April 29, 2026.

If you hold your shares in street name, you may vote:

●	By internet*. Via the Internet at www.proxyvote.com. To vote online, you will need your unique control number;

●	By telephone*. If you are located within the United States and Canada, call 1-800-454-8683 (toll-free) from a touch-tone telephone;

●	By mail: By returning a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank, or other nominee makes available; or

●	In person: To do so, you must request a legal proxy from your broker, bank, or other nominee and present it at the Annual Meeting.

*Not all street name holders may be able to vote at the web address and phone number provided above.

If your shares are held in street name, please check the voting instruction form provided to you by your broker, bank, or other nominee for internet or telephone voting availability. If internet and/or telephone voting are available to a street name holder, such facilities will close at 11:59 p.m. Eastern Time on April 29, 2026. To vote online or via telephone, you will need your unique control number. You can find the control number on your voting instruction form. Be sure to have your voting instruction form in hand and follow the instructions.

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What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

All shares held by recordholders entitled to vote, represented by a properly executed and unrevoked proxy received in time for the Annual Meeting, will be voted in accordance with the instructions given. In the absence of such instructions, shares will be voted as recommended by the Board. The persons named as proxies will also be authorized to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. If any nominee for director is unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Board recommends.

What are “broker non-votes”?

Banks, brokers, and other agents acting as nominees are permitted to use discretionary voting authority to vote for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers, banks, or other nominees are not permitted to use discretionary voting authority to vote for proposals that are deemed “non-routine” by the New York Stock Exchange. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation, and certain corporate governance proposals, even if management supported. We believe that Proposals 2, 9, and 10 will be treated by the New York Stock Exchange as routine matters and Proposals 1, 3, 4, 5, 6, 7, and 8 will be treated by the New York Stock Exchange as non-routine matters. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been distributed. As such, it is important that you provide voting instructions to your broker, bank, or other nominee as to how to vote your shares, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

What constitutes a quorum?

A quorum for the transaction of business at the Annual Meeting requires representation, in person or by proxy, of the holders of thirty-four percent (34%) of the outstanding shares of stock of the Corporation entitled to vote at the meeting, present in person or represented by proxy. Abstentions and broker non-votes will be counted as shares that are present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting.

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What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Voting Options	Impact of “Abstain” Vote	Impact of Broker Non-Votes
Proposal No. 1: Election of Directors	Each nominee must receive a majority of the votes cast at the Annual Meeting in favor of the nominee’s election in order for the nominee to be elected to the Board. With respect to each director nominee, a majority of the votes cast means that the number of shares voted “FOR” the nominee must exceed the number of shares voted “AGAINST” such nominee’s election.	“FOR” “WITHHOLD”	Not applicable	No effect

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	No effect	Not applicable

Proposal No. 3: Warrant Exercise Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No effect

Proposal No. 4: Warrant Anti-Dilution Adjustment Approval Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No effect

Proposal No. 5: Series B Anti-Dilution Adjustment Approval Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No effect

Proposal No. 6: Plan Amendment Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No effect

Proposal No. 7: Offering Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	Is not considered a vote cast and will not affect the outcome of this proposal.	No effect

Proposal No. 8: Change of Control Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	Is not considered a vote cast and will not affect the outcome of this proposal.	No effect

Proposal No. 9: Reverse Stock Split Proposal	The affirmative vote of a majority of the votes cast by the holders of all shares of stock present or represented and voting on this proposal is required.	“FOR” “AGAINST” “ABSTAIN”	No effect	Not applicable

Proposal No. 10: Adjournment Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	Not applicable

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How does the Board recommend that I vote?

The Board recommends that you vote your shares:

●	“FOR” the six director nominees for election to the Board (Proposal No. 1);

●	“FOR” the ratification of the approval of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2026 (Proposal No. 2);

●	“FOR” the Warrant Exercise Proposal (Proposal No. 3);

●	“FOR” the approval of the Warrant Anti-Dilution Adjustment Proposal (Proposal No. 4);

●	“FOR” the approval of the Series B Preferred Anti-Dilution Adjustment Proposal (Proposal No. 5);

●	“FOR” the Plan Amendment Proposal (Proposal No. 6);

●	“FOR” the Offering Proposal (Proposal No. 7);

●	“FOR” the Change of Control Proposal (Proposal No. 8);

●	“FOR” the approval of the Reverse Stock Split Proposal (Proposal No. 9); and

●	“FOR” the Adjournment Proposal (Proposal No. 10).

Who will count the vote?

One or more inspectors of election at the Annual Meeting will tabulate and certify the votes.

What does it mean if I receive more than one set of Proxy Materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, please submit your proxy for each set of Proxy Materials via the internet, telephone or by signing, dating, and returning the enclosed proxy card in the enclosed envelope.

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May I change my vote or revoke my proxy?

Yes. Whether you have voted by internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to the attention of the Company’s Secretary at the Company’s principal office at 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217, provided such statement is received no later than 11:59 p.m. Eastern Time on April 29, 2026;

●	voting again by internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. Eastern Time on April 29, 2026;

●	submitting a properly signed proxy card to the attention of the Company’s Secretary at the Company’s principal office at 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217, with a later date that is received no later than 11:59 p.m. Eastern Time on April 29, 2026; or

●	attending and voting at the Annual Meeting on April 30, 2026.

Your last vote is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

If you hold shares in street name, please refer to information from your bank, broker, or other intermediary on how to revoke or submit new voting instructions.

Who will pay for the cost of this proxy solicitation?

The Company will pay for the cost of soliciting proxies. Some of the Company’s directors, officers, or employees may (for no additional compensation) solicit proxies in person or by telephone, email, or facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. Furthermore, we have retained Campaign Management as our proxy solicitation agent in connection with the solicitation of proxies for the Annual Meeting for up to $10,000, plus reimbursement of expenses. If you have any questions or require any assistance with completing your proxy, please contact Campaign Management by telephone (toll-free) at 1-855-422-1042 or collect outside North America at +1 (212) 632-8422, or by email at info@campaign-mgmt.com. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

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THE BOARD OF DIRECTORS AND CERTAIN CORPORATE GOVERNANCE MATTERS

The Company is committed to implementing sound corporate governance practices, adhering to a robust corporate ethics policy, and equipping the Board and executive team with the tools and training necessary to manage the Company for the long-term benefit of the Company’s stockholders and the Company’s long-term sustainability. The Board has implemented a number of enhancements to the Company’s corporate governance practices, including adopting a majority vote standard for director elections.

Director Independence

The Company’s common stock is listed on the Nasdaq Capital Market (“Nasdaq”). The Nasdaq Stock Market LLC Rules (the “Nasdaq Rules”) require that a majority of the Board be “independent directors,” as defined in Nasdaq Rule 5605(a)(2). The Nasdaq listing standards subject members of the Company’s Audit Committee and Compensation Committee to additional independence requirements. The Board has affirmatively determined that each of the Company’s non-employee directors, which include Mr. Robert Anderson, Mr. Peter Knight, Dr. Jamie Platt, Mr. Roberto Rios, and Dr. John J. Oppenheimer are independent directors under the Nasdaq Rules and listing standards, including with respect to each director’s committee service. Robert Anderson and Roby Joyce have advised us that they will not stand for re-election at the Annual Meeting but will continue as directors until the expiration of their current terms at the Annual Meeting. Therefore, Mr. Anderson and Mr. Joyce’s terms will expire at the Annual Meeting.

Leadership Structure

Maria Zannes has served as the Company’s President and Chief Executive Officer (“CEO”) since the Company’s inception in March 2014. Steven Girgenti has served as the Company’s Executive Chairman since November 2014. In addition to the roles of the President, CEO, and Executive Chairman, the Company’s Bylaws require the Board to elect or appoint a Chief Financial Officer, a Treasurer, and a Secretary, who collectively serve as the officers of the Company. Any two or more offices may be held by the same person.

The Board does not have a policy regarding whether the roles of the Executive Chairman and CEO should be separate or combined. The Board believes that it should retain flexibility in deciding from time to time which leadership structure is in the best interests of the Company and its stockholders. At this time, the Board believes that separating the Executive Chairman and CEO roles best serves the needs of the Company’s business, enabling the Company to benefit from Mr. Girgenti’s extensive experience in healthcare marketing strategies, financing, and business diversification through merger and acquisition opportunities along with his skill in building emerging growth companies into multi-national corporations, while leveraging Ms. Zannes’ legal and regulatory background, experience in project management and team leadership, long-standing relationships with the team of award-winning scientists and business leaders that she has built to advance the Company’s objectives, and passion for defining and advancing the Company’s strategic goals.

Communications with the Board of Directors

Stockholders may communicate directly with the Board. All communications should be in writing and directed to the Company Secretary, Timothy P. Zannes, at bioAffinity Technologies, Inc., 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217, and should prominently indicate on the outside of the envelope that it is intended for the Board. The Company Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed appropriate, the Company Secretary will forward correspondence to the Chairman of the Board or any specific director or Committee to whom the correspondence is directed.

Board Committees

The Board directs and oversees the management of the Company’s business and affairs and has three standing committees, consisting of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each committee operates under a Board-approved charter, a copy of which is available on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Governance Documents” hyperlink under the “Governance” tab.

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Audit Committee

The Audit Committee currently consists of Roberto Rios (Chairman), Peter Knight, and Jamie Platt, all of whom have been deemed independent by the Board in accordance with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Nasdaq Rules. Upon conclusion of the Annual Meeting, the Audit Committee will consist of Roberto Rios (Chairman), Peter Knight, and Jamie Platt. The Board has also determined that Roberto Rios and Peter Knight are “Audit Committee financial experts” as defined in Item 407(d)(5)(ii) of Regulation S-K. All current and proposed members of the Audit Committee are financially literate, as determined by the Board, and can read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

The responsibilities and duties of the Audit Committee are set forth in its charter and include assisting the Board in overseeing the following:

●	selecting, retaining, compensating, overseeing, and determining the retention of an independent registered public accounting firm to audit the Company’s annual financial statements, books, records, accounts, and internal controls over financial reporting and any other registered public accounting firm engaged to prepare or issue an audit report or to perform other audit, review, or attest services for the Company;

●	reviewing and discussing the results of a report prepared by the Company’s independent auditors concerning the accounting firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, peer review, or review by the Public Company Accounting Oversight Board (the “PCAOB”), and all relationships between the firm and the Company or any of its subsidiaries;

●	reviewing and discussing with the Company’s independent auditors the responsibilities of the auditors under generally accepted auditing standards; any significant risks identified during the auditors’ risk-assessment procedures; the scope, timing, and results of the Company’s annual audit; and all critical accounting policies and practices to be used in the audit;

●	reviewing, approving, and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) on an ongoing basis; informing the Company’s independent auditors of the Company’s significant relationships and related-party transactions; and reviewing and discussing with the Company’s independent auditors the auditors’ evaluation of the Company’s identification of, accounting for, and disclosure of its related-party relationships and transactions;

●	recommending to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K and producing the Audit Committee Report required to be included in this Proxy Statement;

●	establishing the Company’s hiring policies for employees or former employees of the Company’s independent auditors that participated in any capacity in any Company audit;

●	monitoring the Company’s compliance with, investigating any alleged breach of, and enforcing the Company’s Code of Business Conduct and Ethics;

●	reviewing and discussing the Company’s policies regarding information technology security and protection from cyber risks;

●	reviewing with the Company’s general counsel and outside legal counsel any legal and regulatory matters that could impact the Company’s financial statements; and

●	reporting regularly to the Board on the Audit Committee’s discussion and actions, including any significant issues or concerns that arise at the Audit Committee meetings.

For additional information on the Audit Committee’s role and its oversight of the independent auditor during 2025, see “Report of the Audit Committee.”

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Jamie Platt (Chairperson), John J. Oppenheimer, and Robert Anderson, each of whom has been deemed independent by the Board in accordance with the applicable Nasdaq Rules. The Nominating and Corporate Governance Committee is primarily responsible for identifying qualified candidates for nomination to the Board and for developing and maintaining the Company’s corporate governance policies.

The responsibilities and duties of the Nominating and Corporate Governance Committee are set forth in its charter and include the following:

●	identifying and screening individuals qualified to become members of the Board, consistent with Board-approved criteria;

●	making recommendations to the Board concerning the selection and approval of director-nominees to be submitted to a stockholder vote at the Annual Meeting, subject to the Board’s approval;

●	developing and recommending for the Board’s approval standards for assessing whether a director has a relationship with the Company that would impair director independence; and

●	reporting regularly to the Board regarding the Nominating and Corporate Governance Committee’s actions and making recommendations to the Board as appropriate.

For more information concerning the Nominating and Corporate Governance Committee’s process of making director nominations and the current director nominees, see Proposal No. 1.

Compensation Committee

The Compensation Committee currently consists of Peter Knight (Chairman), Roberto Rios, and Robert Anderson. The Board has determined that each current and proposed Compensation Committee member is independent according to the applicable Nasdaq Rules and the Company’s independence guidelines.

The responsibilities and duties of the Compensation Committee are set forth in its charter and include the following:

●	reviewing and approving annually the corporate goals and objectives applicable to the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives, and determining and approving the CEO’s compensation level based on the Compensation Committee’s evaluation;

●	reviewing and approving the compensation of all of the Company’s other executive officers;

●	assessing, making recommendations to the Board regarding, and administering the Company’s incentive-compensation plans and equity-based plans, including designating the recipients, amounts, and terms and conditions applicable to the awards to be granted under each plan;

●	reviewing and discussing at least annually the relationship between compensation and risk-management policies and practices;

●	reviewing at least annually all director compensation and benefits for service on the Board and Board committees and recommending any changes to the Board as necessary; and

●	reporting regularly to the Board regarding the Compensation Committee’s actions and making recommendations to the Board as appropriate.

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Attendance at Board Meetings

During 2025, the Board held four meetings, the Audit Committee held four meetings, the Compensation Committee held three meetings, and the Nominating and Corporate Governance Committee held one meeting. During 2025, each current member of the Board attended at least 75% of the total number of Board meetings and, to the extent applicable, of the total number of meetings held by all Board committees on which such director served. The Board also took action on a number of occasions as needed without a physical meeting in the form of unanimous written consents.

Annual Meeting Attendance

Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are encouraged to attend annual stockholder meetings. three of our directors at that time attended the 2025 annual meeting of stockholders.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct (“Code of Ethics”) applicable to all of the Company’s directors, officers, and employees. If we amend or grant any waiver of a provision of our Code of Ethics that applies to our directors or executive officers, we will publicly disclose such amendment or waiver on our website and as required by applicable law. A copy of the Code of Ethics is available on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Governance Documents” hyperlink under the “Governance” tab. The information on the website is not and should not be considered part of this Proxy Statement and is not incorporated by reference in this Proxy Statement.

Insider Trading Policy

The Company has adopted an amended and restated insider trading policy (the “Trading Policy”) that is designed to promote compliance with federal securities laws, rules, and regulations, as well as the rules and regulations of the Nasdaq Stock Market. The Trading Policy provides our standards on trading and causing the trading of our securities while in possession of confidential information. It prohibits trading in certain circumstances and applies to us and all of our directors, officers, and employees who have access to material nonpublic information (“MNPI”) about the Company and from giving MNPI to others who may trade on the basis of such information. Under the policy, Timothy P. Zannes, the Company’s Executive Vice President, Secretary, and General Counsel, is designated as the Company’s Insider Trading Compliance Officer (the “Compliance Officer”). Prior to engaging in transfers of Company securities intended to comply with the affirmative defense provided under Rule 10b5-1 promulgated under the Exchange Act, employees, officers, and directors must receive the Compliance Officer’s approval. The Trading Policy is annexed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025.

Prohibition against Short Sales and Hedging

Pursuant to our Insider Trading Policy, we prohibit our employees, officers, and directors from trading in any interest or position relating to the future price of Company securities, such as a put, call, or short sale (including a short sale “against the box”).

Role of the Board in Risk Oversight

One of the key functions of the Board is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee but rather administers its oversight function directly through the Board as a whole and through its standing committees that address risks inherent in their respective oversight areas. In particular, the Board is responsible for monitoring and assessing strategic risk exposure. The Audit Committee has the responsibility to consider and discuss (i) the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures, which includes establishing guidelines and policies to govern the process by which risk assessment and management is undertaken and (ii) policies regarding information technology security and protection from cybersecurity risks The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of the Company’s external audit function.

The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance guidelines. The Compensation Committee assesses and monitors whether any of the Company’s compensation policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the full Board is regularly informed of such risks through committee reports and otherwise. While the Board oversees the Company’s overall risk management, the day-to-day management processes are executed by the Company’s management team. The Company believes that division of responsibilities enables the Company to address risks most effectively.

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Role of the Board in Human Capital Oversight

The Company places significant emphasis on the recruitment, development, and retention of its employees who include award-winning scientists dedicated to advancing scientific discovery from bench to bedside. We employ 57 employees at the time of this filing, 21 employed by bioAffinity Technologies and 36 employed by our subsidiary laboratory, Precision Pathology Laboratory Services (“PPLS”). Of our seven employees engaged in research and development, all of whom are employed full-time, two hold Ph.Ds. in biology or medicinal chemistry.

Our Chief Science Officer, William Bauta, Ph.D., was the Associate Director of Science at Genzyme Corporation and held a similar position at Ilex Products, Inc., where he was responsible for the discovery, development, and Food and Drug Administration (“FDA”) approval of therapeutics in the companies’ pipelines, and Manager of Medicinal and Process Chemistry at Southwest Research Institute. Our Chief Medical Officer, Gordon Downie, M.D., Ph.D., is an interventional pulmonologist who most recently served as Director of the Lung Nodule Clinic and Interventional Pulmonology at Titus Regional Medical Center in Texas. He has led FDA-approved research programs and served in national leadership roles with the American College of Chest Physicians. Business development is led by our Chief Operating Officer, Xavier Reveles, who has 25 years of experience as a clinical geneticist skilled in the creation and management of Clinical Laboratory Improvement Amendments of 1988 (“CLIA”) clinical laboratories, coding, and Current Procedural Terminology (“CPT”) reimbursement valuations. Mr. Reveles is board certified by the American Society of Clinical Pathology as a clinical specialist in cytogenetics who has successfully launched multiple diagnostics and commercial laboratories. We have attracted experienced salespeople with a proven record in the pulmonary field. In November 2023, we hired Dallas Coleman, our Vice President of Sales, who has more than 15 years of experience in medical sales and marketing, most recently as Executive Account Manager for the respiratory portfolio of Olympus America’s therapeutic solutions division. Our innovative and collaborative culture is in part responsible for our ability to attract and retain highly skilled professionals seeking professional advancement. Outside partnerships and collaborations that advance business and scientific research are encouraged, allowing us to multiply workforce efforts without expending significant capital.

The Board, led by the Compensation Committee, oversees employee compensation and incentivization programs. The Company’s compensation systems reflect the Company’s emphasis on retention and development. The Board also oversees the Company’s efforts to provide pay, benefits, and services that help meet the varying needs of its employees. Compensation and benefits include market-competitive pay, retirement programs, broad-based bonuses, stock options, health and welfare benefits, financial counseling, paid time off, and family leave.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Composition and Election

The Company’s Bylaws require the Board to consist of at least five but not more than eight directors. Currently, the Board consists of eight directors. Six of the Company’s current directors are being nominated for re-election to the Board.

Directors are elected annually and hold office until their respective successors are duly elected and qualified. Each director nominee currently serves as a director of the Company. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the six nominees named below to constitute the entire Board. All nominees have consented to be named and have indicated their intent to serve if elected. In the event any of the nominees shall be unable or unwilling to serve as a director, the persons named in the proxy intend to vote “FOR” the election of any person as may be nominated by the Board in substitution. The Company has no reason to believe that any of the nominees named below will be unable to serve as a director if elected.

Board Nominations

The Board has established a Nominating and Corporate Governance Committee that operates pursuant to a charter adopted by the Board.

The Nominating and Corporate Governance Committee Charter sets forth criteria that the Committee may consider, among other criteria deemed appropriate by the committee, in recommending candidates for election to the Board. The Board has no formal policy regarding diversity, but diversity is considered when evaluating nominees because the Board believes that gender and minority representation is a key component in attaining the diverse array of viewpoints sought by the Board among its members. The Company also does not have formal stock ownership guidelines for directors, but ownership of the Company’s common stock by directors is encouraged and, in part, facilitated by grants of stock options and restricted stock awards to directors as described below under “Executive and Director Compensation - Director Compensation.”

Directors are not restricted to term limits, but the Board considers each director’s tenure, level of involvement on the Board, and other attributes and qualities to determine whether to approve a director as a nominee for re-election.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders if provided with the following: (i) the written consent of the candidate(s) for nomination as a director and verification as to the accuracy of the biographical and other information submitted in support of the candidate; (ii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director; and (iii) all information regarding the candidate(s) and the submitting stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board. Any recommendations received from stockholders will be evaluated in the same manner that other potential nominees are evaluated. Any stockholder that wishes to present a director candidate for consideration should submit the information identified above pursuant to the procedures set forth above under “Communications with the Board of Directors.” With respect to the timing of stockholder nominations for the 2027 annual meeting of stockholders (the “2027 Annual Meeting”), please see the discussion set forth below under “Stockholder Proposals For 2027 Annual Meeting.” The Company received no nominations of board candidates from any stockholders for this year’s Annual Meeting.

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Director Nominee Information

Certain information concerning each director nominee as of the Record Date, is set forth below.

Director Nominee	Age	Director Since	Current Company Position(s)
Maria Zannes, JD	70	March 2014	President, Chief Executive Officer, and Director
Steven Girgenti	79	March 2014	Executive Chairman and Director
Peter Knight	75	May 2018	Director (1) (2*)
Jamie Platt, PhD	59	December 2023	Director (1) (3*)
Roberto Rios	68	August 2025	Director (1*) (2)
John J. Oppenheimer, MD	65	August 2025	Director (3)

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.
*	Committee Chairperson

The business experience, qualifications, attributes, and skills that led the Nominating and Corporate Governance Committee to nominate each director nominee are provided below.

Director Qualifications and Experience

In determining which director nominees to nominate for election to the Board, the Board considered an array of factors related to each nominee’s primary experience, qualifications, attributes, and skills. Among such factors, the Board evaluated each nominee’s professional standing in the nominee’s chosen field, experience in financial services or related industries, experience reviewing financial statements and financial matters, civic and community involvement, qualification for director independence, leadership and team building skills, diversity by race, gender, or culture, degree of collegiality and insightfulness, and stock ownership in the Company.

Director Biographical Information

The biographical information of each director nominee is included in this Proxy Statement under “Directors, Executive Officers, and Corporate Governance - Biographical Information.”

Vote Required

If a quorum exists, the nominees for director receiving a majority of the votes cast (i.e., the number of shares voted “for” a director nominee exceeds the number of votes cast “against” that nominee), will be elected as directors. Abstentions and broker non-votes are not votes cast and will have no effect on the outcome of this vote.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE

NAMED DIRECTOR NOMINEES TO BE ELECTED TO THE BOARD OF DIRECTORS.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appoints and determines whether to re-engage the Company’s independent registered public accounting firm based on its qualifications, performance, and independence. When evaluating the Company’s independent registered public accounting firm, the Audit Committee considers the quality, proficiency, and cost-effectiveness of the firm’s services, the industry knowledge, experience in auditing public company financials, performance, and responsiveness of the lead audit partner and the audit team assigned to the Company’s account, and the firm’s overall reputation and knowledge of the Company’s operations.

Our independent registered public accounting firm for the 2025 fiscal year was the firm of WithumSmith+Brown, PC (“Withum”). After considering the factors listed above, among others, the Audit Committee has re-appointed Withum to serve as the Company’s independent registered public accounting firm for the 2026 fiscal year. Representatives of Withum are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The ratification of the appointment of the Company’s independent auditor is not a matter that is required to be submitted to a vote of stockholders, but as a matter of good corporate governance, the Board considers it appropriate for the stockholders to express whether they ratify the appointment. If stockholder ratification is not obtained, the Board would consider an alternative appointment for the succeeding fiscal year.

Vote Required

The ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the shares present and entitled to vote thereon. Abstentions will have the same effect as a vote AGAINST this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” RATIFYING THE APPOINTMENT OF

WITHUMSMITH+BROWN, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FEE INFORMATION

The table below shows the aggregate fees for professional services rendered by Withum to us for the years ended December 31, 2025 and 2024:

	For the Year Ended December 31,
	2025	2024
Audit Fees(1)	$224,250	$293,940
Audit-Related Fees(2)	145,568	35,360
Tax Fees	-	-
All Other Fees(3)	-	-
Total Fees	$369,818	$329,300

(1)	“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of the Company’s consolidated financial statements, review of interim condensed consolidated financial statements included in the Company’s quarterly reports, reviews of registration statements and prospectuses, and services normally provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” consist of fees generally related to accounting advice, and comfort letter and consent services performed in connection with the Company’s equity offerings.
(3)	“All Other Fees” consist of fees for all other services other than those reported above.

PRE-APPROVAL POLICIES AND PROCEDURES OF THE AUDIT COMMITTEE

The charter of the Audit Committee requires the Audit Committee to pre-approve all audit and permitted non-audit and tax services that may be provided by the Company’s independent registered public accounting firm and to establish policies and procedures for the Audit Committee’s pre-approval of permitted services by the Company’s independent registered public accounting firm on an ongoing basis. The Audit Committee is also authorized to delegate any of its responsibilities and the authority to act in relation to such responsibilities to one or more subcommittees as the Audit Committee deems appropriate in its sole discretion.

The Audit Committee pre-approves all audit and permissible non-audit services performed by the Company’s independent registered public accounting firm in order to assure that the provision of such services and related fees does not impair the independent registered public accounting firm’s independence. The independent registered public accounting firm must provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the applicable calendar year and the proposed fees for such audit services. If agreed to by the Audit Committee, the engagement letter will be formally accepted by the Audit Committee as evidenced by the execution of the engagement letter by the chairperson of the Audit Committee. The Audit Committee approves, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope, Company structure, or other matters. The Audit Committee may grant pre-approval for those permissible non-audit services that it believes are services that would not impair the independence of the independent registered public accounting firm. The Audit Committee may not grant approval for any services categorized as “Prohibited Non-Audit Services” by the SEC. Certain non-audit services have been pre-approved by the Audit Committee, and all other non-audit services must be separately approved by the Audit Committee.

All of Withum’s services and fees in fiscal years 2025 and 2024 were pre-approved by the Audit Committee in accordance with its pre-approval policy.

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AUDIT COMMITTEE REPORT(1)

The Audit Committee is responsible for providing objective and independent oversight of the Company’s accounting functions and internal controls and is primarily responsible for overseeing the Company’s financial reporting and disclosure process. A brief description of the Audit Committee’s principal functions is provided in this Proxy Statement under the discussion of “Board Committees - Audit Committee.”

Under the Audit Committee’s Board-approved charter, the tasks of the Audit Committee include but are not limited to: (i) selecting and retaining the Company’s independent registered public accounting firm to act as the Company’s independent auditor; (ii) approving all audit engagement fees and terms; (iii) pre-approving all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditor or other registered public accounting firms; (iv) evaluating the qualifications, performance, and independence of the Company’s independent auditor; (v) reviewing and discussing with the Company’s independent auditor all critical accounting policies and practices to be used in the Company’s audit; (vi) reviewing the internal quality control procedures of the Company’s independent auditor and any material issues raised by the most recent internal quality control review, peer review, or Public Company Accounting Oversight Board (“PCAOB”) review or inspection of the firm; (vii) reviewing all related-party transactions; and (viii) monitoring the Company’s compliance with all legal and regulatory requirements. A copy of the charter of the Audit Committee is available on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Governance Documents” hyperlink under the “Governance” tab.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2025, with the Company’s management. The Audit Committee has discussed with the Company’s independent registered public accounting firm, WithumSmith+Brown, PC, the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable PCAOB requirements regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions with management and the Company’s independent auditor referenced above, the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC.

This report by the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such acts.

Submitted by the Audit Committee of the Board of Directors:

Roberto Rios (Chairman)

Peter Knight

Jamie Platt

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of bioAffinity Technologies under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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PROPOSAL NO. 3

APPROVAL OF THE WARRANT EXERCISE

We are seeking stockholder approval for the issuance of up to 271,500 shares of our common stock upon the exercise of the August 2025 Warrants, which includes (i) 223,831 shares of our common stock issuable upon exercise of August 2025 Common Warrants issued in our Private Placement (as defined below) and (ii) 47,669 shares of our common stock issuable upon exercise of Inducement Warrants, each of which closed on August 14, 2025, as contemplated by Nasdaq Listing Rules.

On August 13, 2025, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional and accredited investors, pursuant to which we agreed to issue and sell, in a private placement (the “Private Placement”), (i) 990 shares of the Company’s newly designated Series B Convertible Preferred Stock, with a par value $0.001 per share and stated value of $1,000 per share initially convertible into 143,476 shares (the “Conversion Shares”) of our common stock at an initial conversion price of $6.90 per share and (ii) warrants (the “Warrants”) to purchase up to 223,831 shares of the Company’s common stock at an exercise price of $10.56 per share of common stock.

On August 13, 2025, we entered into a warrant inducement agreement (the “Inducement Agreement”) with certain holders (the “Holders”) of outstanding warrants to purchase 15,000 shares of common stock issued in a private placement offering that closed on August 5, 2024, with a current exercise price of $37.50 per share (the “August 2024 Warrants”), and 21,666 shares of common stock originally issued on October 21, 2024, with a current exercise price of $45.00 per share (the “October 2024 Warrants” and, together with the August Warrants, collectively, the “Existing Warrants”). Pursuant to the Inducement Agreement, the Holders of the Existing Warrants agreed to exercise for cash the Existing Warrants at the reduced exercise price of $6.90 per share. The transactions contemplated by the Inducement Agreement (the “Warrant Inducement”) were consummated on August 14, 2025 (the “Closing Date”).

In consideration of the Holders’ immediate exercise of the Existing Warrants in accordance with the Inducement Agreement, we issued unregistered common stock Purchase Warrants (the “Inducement Warrants”) to purchase an aggregate of up to 47,669 shares of common stock, at an exercise price of $10.56, to the Holders of the Existing Warrants.

The August 2025 Warrants will be exercisable commencing on the effective date of stockholder approval for the issuance of the shares of common stock issuable upon exercise of the August 2025 Warrants (the “Stockholder Approval Date”) and will expire on the fifth anniversary of the Stockholder Approval Date. If at any time after the later of February 14, 2026, (the six-month anniversary of the date of issuance) and the Stockholder Approval Date there is no effective registration statement under the Securities Act for the resale of the August 2025 Warrant Shares, any holder may, in its sole discretion, elect to exercise August 2025 Warrants through a cashless exercise, in which case such holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the New Warrant.

The exercise price of the August 2025 Warrants, and the number of August 2025 Warrant Shares, are subject to adjustment in the event of any stock dividend or split, reverse stock split, recapitalization, reorganization, or similar transaction, as described in the August 2025 Warrants. In addition, the August 2025 Warrants provide that we may also, at any time during the term of the August 2025 Warrants, subject to the prior written consent of the applicable holder, voluntarily reduce the then-current exercise price to any amount and for any period of time, subject to the rules and regulations of Nasdaq.

A Holder will not have the right to exercise any portion of the August 2025 Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election of the holder, 9.99%) of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the August 2025 Warrants. However, any holder may increase or decrease such percentage, provided that any increase will not be effective until the 61st day after such election.

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In the event of a Fundamental Transaction (as such term is defined in the New Warrant), the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of its obligations under the August 2025 Warrants with the same effect as if such successor entity had been named in the warrant itself. If holders of common stock are given a choice as to the securities, cash, or property to be received in a Fundamental Transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the August 2025 Warrants following such Fundamental Transaction. In addition, the successor entity, at the request of holders of August 2025 Warrants, will be obligated to purchase any unexercised portion of the August 2025 Warrants in accordance with the terms thereof. Notwithstanding the foregoing, in the event of a Fundamental Transaction, the holders of the August 2025 Warrants have the right to require the Company or a successor entity to redeem the August 2025 Warrants for cash in the amount of the Black-Scholes Value (as defined in the New Warrant) of the unexercised portion of the August 2025 Warrants concurrently with or within 30 days following the consummation of a Fundamental Transaction. However, in the event of a Fundamental Transaction which is not in our control, including a Fundamental Transaction not approved by the Company’s Board, the holders of the August 2025 Warrants will only be entitled to receive from the Company or its successor entity, as of the date of consummation of such Fundamental Transaction, the same type or form of consideration (and in the same proportion), at the Black-Scholes Value of the unexercised portion of the New Warrant that is being offered and paid to the holders of common stock in connection with the Fundamental Transaction, whether that consideration is in the form of cash, stock, or any combination of cash and stock, or whether the holders of our common stock are given the choice to receive alternative forms of consideration in connection with the Fundamental Transaction.

We agreed in the Inducement Agreement to file a registration statement (the “Resale Registration Statement”) to register the resale of the shares of common stock underlying the August 2025 Warrants (the “August 2025 Warrant Shares”) within 15 calendar days of August 14, 2025, (the date of the Inducement Agreement) and to use commercially reasonable efforts to have the Resale Registration Statement declared effective by the SEC and to keep such registration statement effective at all times until the Holders no longer own any August 2025 Warrants or August 2025 Warrant Shares.

Reasons for the Warrant Exercise Proposal

Our common stock is listed on Nasdaq and trades under the ticker symbol “BIAF.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of an issuer prior to a private placement for less than the applicable Minimum Price. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. The closing price of our common stock on Nasdaq on August 11, 2025, the trading date immediately preceding the signing of the Inducement Agreement, was $9.37 per share, and the average closing price of our common stock for the five trading days immediately preceding the signing of the Inducement Agreement was $9.12. In order to comply with Nasdaq Listing Rule 5635(d), the August 2025 Warrants are not exercisable until Stockholder Approval is obtained.

We are seeking stockholder approval for the issuance of up to an aggregate of 271,500 shares of our common stock upon the exercise of the August 2025 Warrants. Effectively, stockholder approval of this Warrant Exercise Proposal is one of the conditions for us to receive up to approximately $2.9 million in gross proceeds upon the exercise of the August 2025 Warrants, if exercised for cash. Loss of these potential funds could adversely impact our ability to fund our operations.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the Private Placement or Warrant Inducement, as the Private Placement and Warrant Inducement have already been completed. We are only asking for approval to issue up to an aggregate of 271,500 shares of common stock upon the exercise of the August 2025 Warrants.

Potential Consequences if Proposal No. 3 is Not Approved

The failure of our stockholders to approve this Proposal No. 3 will mean that (i) we cannot permit the exercise of the August 2025 Warrants and (ii) may incur substantial additional costs and expenses.

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Each August 2025 Warrant has an initial exercise price of $10.56 per share. Accordingly, we would realize an aggregate of up to approximately $2.9 million in gross proceeds. However, if we were to lower the exercise price of the August 2025 Warrants we will receive less proceeds.

Potential Adverse Effects of the Approval of Proposal No. 3

If this Proposal No. 3 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the shares of common stock issued in the Private Placement and August 2025 Warrant Shares upon exercise of the August 2025 Warrants. Assuming the full issuance of the shares of common stock in the Private Placement and exercise of the August 2025 Warrants, an aggregate of 271,500 additional shares of common stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

Required Vote

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Warrant Exercise Proposal at the Annual Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” APPROVAL OF

THE WARRANT EXERCISE PROPOSAL.

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PROPOSAL NO. 4

APPROVAL OF THE WARRANT ANTI-DILUTION ADJUSTMENT

We are seeking stockholder approval of a Warrant Anti-Dilution Adjustment (as defined below) contained in the August 2025 Warrants, pursuant to which, upon our consummation of a Dilutive Issuance (defined below) and subject to approval of Proposal No. 3, the exercise price of the August 2025 Warrants would be reduced, subject to a minimum price of $4.50 per share and, upon a reduction in the exercise price, the number of shares of common stock issuable upon exercise of the August 2025 Warrants would correspondingly be increased up to an aggregate maximum of 365,620 shares of our common stock. A “Dilutive Issuance” will occur if, in a subsequent offering of our securities, the price paid for common stock, the exercise price of any options or warrants, or the conversion price of any convertible securities issued in such subsequent offering (as determined pursuant to the terms of the August 2025 Warrants) is less than the exercise price immediately prior to such subsequent offering. In the event of such approval, upon a Dilutive Issuance, the exercise price of the August 2025 Warrants would be reduced, subject to approval of this Proposal No. 4 and Proposal No. 3, to an exercise price that is equal to the lowest of the price paid for common stock, the exercise price of any options or warrants, or the conversion price of any convertible securities issued in such subsequent offering which constitutes a Dilutive Issuance (subject to a floor of $4.50 per share), and the number of shares of our common stock underlying the August 2025 Warrants upon such exercise price reset would be increased so that the reset exercise price multiplied by the increased number of shares equals the aggregate proceeds that would have resulted from the full exercise of the August 2025 Warrants immediately prior to the reset (the “Warrant Anti-Dilution Adjustment”).

We agreed not to consummate a Dilutive Issuance until the earlier of (i) eight months from the closing date of the Private Placement; and (ii) the Stockholder Approval Notice Date.

The exercise price of the August 2025 Warrants and number of shares of common stock issuable upon exercise thereof will also adjust in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications, or similar events. The August 2025 Warrants may be exercised on a cashless basis if at the time of exercise there is no effective registration statement registering, or the prospectus contained therein is not available for, the issuance of the shares of common stock underlying the August 2025 Warrants, provided however that those purchasers who do not enter into the Purchase Agreement and do not provide the Company with information required for registration of the resale of shares of common stock shall not have any of their shares issuable as a result of an Anti-Dilution Adjustment included in the registration statement the Company will file covering shares issuable as a result of an Anti-Dilution Adjustment and will not be able to effect a cashless exercise with respect to such shares.

A holder of the May 2025 Warrants (together with its affiliates) may not exercise any portion of the May 2025 Warrant to the extent that the holder would own more than 4.99% (or 9.99%, at the election of the holder) of the outstanding shares of common stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the amount of beneficial ownership of outstanding shares after exercising the holder’s May 2025 Warrants up to 9.99% of the number of the Company’s shares of common stock outstanding immediately after giving effect to the exercise.

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Reasons for the Warrant Anti-Dilution Adjustment Proposal

We are seeking stockholder approval of the Warrant Anti-Dilution Adjustment contained in the August 2025 Warrants and the issuance of up to an aggregate maximum of 365,620 shares of our common stock upon exercise of the August 2025 Warrants, assuming that we consummate a Dilutive Issuance, triggering the Warrant Anti-Dilution Adjustment, at a price of $4.50 or less, in order to comply with Nasdaq Listing Rule 5635(d).

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the Private Placement or Warrant Inducement, as the Private Placement and Warrant Inducement have already been completed. This Proposal No. 4 only seeks approval of the Warrant Anti-Dilution Adjustment and the resulting reduction in exercise price and issuance of the maximum number of Warrant Anti-Dilution Adjustment Shares that could be issuable upon exercise of the August 2025 Warrants, if we should consummate a Dilutive Issuance.

Potential Consequences if Proposal No. 4 is Not Approved

The failure of our stockholders to approve this Proposal No. 4 will mean that we will incur substantial additional costs and expenses. The Purchase Agreement requires us to hold a meeting of our stockholders within 90 days after the closing of the Private Placement for purposes of seeking stockholder approval. If we do not obtain stockholder approval at the first meeting, we are required to call a meeting every three (3) months thereafter to seek stockholder approval until the earlier of the date stockholder approval is obtained or the August 2025 Warrants are no longer outstanding. In the event that we are unable to obtain stockholder approval, the Warrant Anti-Dilution Adjustment will not be permitted.

Potential Adverse Effects of the Approval of Proposal No. 4

If this Proposal No. 4 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of additional shares of common stock upon exercise of the August 2025 Warrants if a Dilutive Issuance is effected while the August 2025 Warrants are outstanding. The August 2025 Warrants are currently exercisable for up to 271,500 shares of common stock and will be exercisable for an additional 365,620 shares of common stock if the Warrant Anti-Dilution Adjustment Proposal is approved.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any substantial interests, directly or indirectly, in this proposal, except to the extent of their ownership of securities of the Company.

Required Vote

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Warrant Anti-Dilution Adjustment Proposal at the Annual Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” APPROVAL OF THE

WARRANT ANTI-DILUTION ADJUSTMENT PROPOSAL.

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PROPOSAL NO. 5

APPROVAL OF THE SERIES B ANTI-DILUTION ADJUSTMENT

We are seeking stockholder approval of a Series B Anti-Dilution Adjustment (as defined below) contained in the Series B Preferred Stock, pursuant to which, upon obtaining Preferred Stockholder Approval (as defined below) the conversion price of the Series B Preferred Stock would be reduced, subject to a minimum price of $3.00 per share, and upon a reduction in the conversion price, the number of shares of common stock issuable upon conversion of the Series B Preferred Stock would correspondingly be increased up to an aggregate maximum of 131,884 shares of our common stock.

The Series B Preferred Stock will be convertible into shares of common stock at an initial conversion price of $6.90 per share (the “Conversion Price”). Each share of Series B Preferred Stock shall be convertible into such number of shares of common stock that results from dividing the Stated Value by the Conversion Price. Holders of Series B Preferred Stock are prohibited from converting shares of Series B Preferred Stock into shares of common stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own in excess of 4.99% of the total number of shares of common stock issued and outstanding immediately after giving effect to such conversion.

The Company will be prohibited from issuing any shares of common stock upon conversion of the Series B Preferred Stock if after giving effect to such issuance, the aggregate number of Conversion Shares issued under this Agreement would exceed 19.99% of the aggregate number of shares of common stock issued and outstanding as of the execution date of the Purchase Agreement until such time as the Company obtains stockholder approval of such issuances (the “Preferred Stockholder Approval”). If and whenever on or after the date on which the Company obtains the Preferred Stockholder Approval, the Company is deemed to have issued or sold any shares of common stock for a consideration per share less than the Conversion Price, the Conversion Price will be reduced to such new issuance price subject to a floor price of $3.00, and the number of shares of our common stock underlying the Series B Preferred Stock upon such conversion price reset would be equal to the Conversion Price in effect immediately prior to such issuance or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price; provided that if the New Issuance Price is less than the Floor Price, the New Issuance Price shall be deemed to be the Floor Price (such adjusted price, the “Base Share Price”), and the number of shares of common stock issuable upon conversion of the Series B Convertible Stock shall be proportionately adjusted such that the aggregate Conversion Price of the Series B Preferred Stock on the Issuance Date for the Warrant Shares then outstanding shall remain unchanged.

Reasons for the Series B Anti-Dilution Adjustment Proposal

We are seeking stockholder approval of the Series B Anti-Dilution Adjustment contained in the Series B Preferred Stock and the issuance of up to an aggregate maximum of 131,884 shares of our common stock upon conversion of the Series B Preferred Stock, assuming that we consummate a Dilutive Issuance, triggering of the Series B Anti-Dilution Adjustment, at a price of $3.00 or less, in order to comply with Nasdaq Listing Rule 5635(d).

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the Private Placement or Warrant Inducement, as the Private Placement and Warrant Inducement have already been completed. This Proposal No. 5 only seeks approval of the Series B Anti-Dilution Adjustment and the resulting reduction in exercise price and issuance of the maximum number of Series B Anti-Dilution Adjustment Shares that could be issuable upon conversion of the Series B Preferred Stock, if we should consummate a Dilutive Issuance.

Potential Consequences if Proposal No. 5 is Not Approved

The failure of our stockholders to approve this Proposal No. 5 will mean that we will incur substantial additional costs and expenses. The Purchase Agreement requires us to hold a meeting of our stockholders within 90 days after the closing of the Private Placement for purposes of seeking stockholder approval. If we do not obtain stockholder approval at the first meeting, we are required to call a meeting every three (3) months thereafter to seek stockholder approval until the earlier of the date stockholder approval is obtained or the Series B Preferred Stock are no longer outstanding. In the event that we are unable to obtain stockholder approval, the Series B Anti-Dilution Adjustment will not be permitted.

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Potential Adverse Effects of the Approval of Proposal No. 5

If this Proposal No. 5 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of additional shares of common stock upon conversion of the Series B Preferred Stock if a Dilutive Issuance is effected while the Series B Preferred Stock is outstanding. The Series B Preferred Stock is currently exercisable for up to 101,448 shares of common stock and will be exercisable for an additional 131,884 shares of common stock if the Series B Anti-Dilution Adjustment Proposal is approved.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any substantial interests, directly or indirectly, in this proposal, except to the extent of their ownership of securities of the Company.

Required Vote

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Series B Anti-Dilution Adjustment Proposal at the Annual Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” APPROVAL OF THE SERIES B

ANTI-DILUTION ADJUSTMENT PROPOSAL.

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PROPOSAL NO. 6

AMENDMENT TO THE 2024 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER

Introduction

On March 27, 2024, the Company’s Board authorized and adopted the 2024 Equity Incentive Plan (the “2024 Plan”) and reserved an initial 66,666 shares of common stock for issuance thereunder. The 2024 Plan was approved by stockholders on June 4, 2024. The 2024 Plan’s purpose is to encourage ownership in the Company by employees, officers, directors, and consultants whose long-term service the Company considers essential to its continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success. The 2024 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards.

We are seeking stockholder approval to amend our 2024 Plan to increase the number of shares of common stock available for issuance to 1,000,000 shares so that the Company can continue to provide equity-based compensation as approved by our Compensation Committee.

The full text of the Plan Amendment is set forth in Appendix A to this proxy statement.

Reasons for the Plan Amendment Proposal

As of the Record Date, 66,666 shares of common stock were reserved for issuance under the 2024 Plan of which 41,800 shares of common stock remain available for issuance. We are seeking stockholder approval to amend our 2024 Plan to increase the number of shares of common stock reserved for issuance to 1,000,000 shares. As noted above, if our stockholders do not approve the Plan Amendment, we anticipate that there will not be sufficient shares available under our 2024 Plan for continued equity awards to our employees, non-employee directors, and independent contractors over the next year. This would result in the loss of an important compensation tool aligned with stockholder interests to attract, motivate, and retain highly qualified talent.

We recognize the dilutive impact of our equity compensation program on our stockholders and continuously strive to balance this concern with the competition for talent in the competitive business environment, as well as the current market conditions, in which we operate. In determining the appropriate number of shares to request and add to the pool of shares available for issuance pursuant to the Plan Amendment, our Board and Compensation Committee worked with management to evaluate a number of factors, and carefully considered (i) the potential dilutive impact on shareholders, (ii) our historical run rate and overhang, (iii) the current number of shares remaining available for issuance, (iv) the realities of equity awards being a key component of designing competitive compensation packages necessary for attracting and retaining key talent in a competitive marketplace, (v) our strategic growth plans, and (vi) the interests of our stockholders.

We anticipate the additional shares requested under the Plan Amendment, plus the remaining shares that are available for issuance under the 2024 Plan, to be sufficient for a period of two years. Our 2024 Plan is designed to attract and retain non-employee directors and employees and reward them for making contributions to the success of the Company and its subsidiaries. These objectives are to be accomplished by making awards under the 2024 Plan and thereby providing participants with a proprietary interest in the growth and performance of the Company and aligning a portion of their compensation with the interests of our stockholders. Stockholder approval of this proposal will enable us to continue to grant equity awards to our employees and non-employee directors at such levels determined by our compensation committee and Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving our business objectives and thereby creating greater value for our stockholders.

Dilution, Stock Available and Historical Stock Usage

Dilution. Subject to stockholder approval of the Plan Amendment, the number of shares of common stock that will be reserved for issuance pursuant to awards granted under the 2024 Plan shall be 1,000,000 shares, which represents approximately 20% of the Company’s issued and outstanding shares of the Company’s common stock on a fully diluted basis as of the Record Date. The Board believes that this number of shares of common stock constitutes reasonable potential equity dilution and provides a significant incentive for employees and service providers to increase the value of the Company for all shareholders. The closing trading price of each share of Company common stock as of the Record Date was $2.12.

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Shares Available; Certain Limitations. The maximum number of shares of common stock reserved and available for issuance under the 2024 Plan will be 1,000,000 shares; provided that shares of common stock issued under the 2024 Plan with respect to an Exempt Award (as defined herein) will not count against the share limit. We use the term “Exempt Award” to mean (i) an award granted in the assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merges, (ii) an award that a participant purchases at fair market value, or (iii) an award granted as an inducement award pursuant to Nasdaq Listing Rule 5635(c).

Subject to stockholder approval of the Plan Amendment, no more than 1,000,000 shares of the Company’s common stock shall be issued pursuant to the exercise of incentive stock options.

New shares reserved for issuance under the 2024 Plan may be authorized but unissued shares of the Company’s common stock or shares of the Company’s common stock that will have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of the Company’s common stock subject to an award are forfeited, cancelled, exchanged, or surrendered or if an award terminates or expires without a distribution of shares to the participant, the shares of the Company’s common stock with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination, or expiration, again be available for awards under the 2024 Plan except that (i) any shares of the Company’s common stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, and (ii) any shares of the Company’s common stock surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award will not again be available for awards under the 2024 Plan. If an award is denominated in shares of the Company’s common stock, but settled in cash, the number of shares of common stock previously subject to the award will again be available for grants under the 2024 Plan. If an award can only be settled in cash, it will not be counted against the total number of shares of common stock available for grant under the 2024 Plan. However, upon the exercise of any award granted in tandem with any other awards, such related awards will be cancelled as to the number of shares as to which the award is exercised, and such number of shares of the Company’s common stock will no longer be available for grant under the 2024 Plan.

As exhibited by our responsible use of equity over the past several years and good corporate governance practices associated with equity and executive compensation practices in general, we believe the stock reserved under the 2024 Plan, as amended pursuant to the Plan Amendment, will provide us with the platform needed for our continued growth, while managing program costs and share utilization levels within acceptable industry standards.

Description of the Plan Amendment

The full text of the Plan Amendment is set forth in Appendix A to this proxy statement.

The following is a summary of the material features of the 2024 Plan. This summary does not purport to be complete and is qualified in its entirety by the full text of the 2024 Plan.

Types of Awards

The 2024 Plan provides for the issuance of incentive stock options, non-statutory stock options, SARs, RSUs, restricted stock, and other stock-based awards. Items described above in the Section called “Shares Available” are incorporated herein by reference.

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Administration

The 2024 Plan will be administered by our Board, or, if our Board does not administer the 2024 Plan, a committee or subcommittee of our Board that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (each of our Board or such committee or subcommittee, the “plan administrator”). The plan administrator may interpret the 2024 Plan and may prescribe, amend, and rescind rules and make all other determinations necessary or desirable for the administration of the 2024 Plan, provided that, subject to the equitable adjustment provisions described below, the plan administrator will not have the authority to reprice or cancel and re-grant any award at a lower exercise, base or purchase price or cancel any award with an exercise, base or purchase price in exchange for cash, property or other awards without first obtaining the approval of our stockholders.

The 2024 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including but not limited to the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

Restricted Stock and Restricted Stock Units

Restricted stock and RSUs may be granted under the 2024 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals, or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs will be forfeited. Subject to the provisions of the 2024 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options

Incentive stock options and non-statutory stock options may be granted under the 2024 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code. A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Internal Revenue Code. A non-statutory stock option under the 2024 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code), or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant, and the exercise price may not be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to ten-percent stockholders). The exercise price for shares of common stock subject to an option may be paid in cash, or as determined by the administrator in its sole discretion, (i) through any cashless exercise procedure approved by the administrator (including the withholding of shares of common stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of common stock owned by the participant, (iii) with any other form of consideration approved by the administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a stockholder with respect to the shares of common stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

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Stock Appreciation Rights

SARs may be granted either alone (a “free-standing SAR”) or in conjunction with all or part of any option granted under the 2024 Plan (a “tandem SAR”). A free-standing SAR will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the free-standing SAR (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A tandem SAR will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a free-standing SAR may not exceed ten years from the date of grant. The exercise period of a tandem SAR will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a stockholder with respect to the shares of common stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Stock-Based Awards

The administrator may grant other stock-based awards under the 2024 Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock. The administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued hereunder shall be subject to the same restrictions, conditions, and risks of forfeiture as apply to the underlying award.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend, or other extraordinary distribution (whether in the form of common shares, cash, or other property), combination, exchange of shares, or other change in corporate structure affecting our common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2024 Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2024 Plan, (iii) the kind, number, and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the 2024 Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash, or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash, or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control. The 2024 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, if a “change in control” (as defined below) occurs and a participant is employed by us or any of our affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable and (ii) cause the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any award granted under the 2024 Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control.

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For purposes of the 2024 Plan, a “change in control” means, in summary, the first to occur of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our Board; (iii) a merger or consolidation of us or any of our subsidiaries, other than (a) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board immediately prior to the merger or consolidation continuing to represent at least a majority of the Board of the surviving entity or its parent or (b) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) stockholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (a) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of us immediately prior to such sale or (b) a sale or disposition to an entity controlled by our Board. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our stockholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2024 Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash, or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

New Plan Benefits

Future grants under the 2024 Plan will be made at the discretion of the plan administrator and, accordingly, are not yet determinable. In addition, benefits under the 2024 Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2024 Plan.

Interests of Directors and Executive Officers

Our directors and executive officers do not have any substantial interests, directly or indirectly, in this proposal, except to the extent of their ownership of securities of the Company.

Required Vote

The affirmative vote from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the Plan Amendment Proposal at the Annual Meeting is required for approval of this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” APPROVAL OF THE PLAN AMENDMENT PROPOSAL.

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PROPOSAL NO. 7

AUTHORIZATION TO ISSUE SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D)

Our common stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) requires stockholder approval prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance, or potential issuance by us of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We are seeking stockholder approval for the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more capital-raising transactions, or offerings, subject to the following limitations:

●	The aggregate number of shares issued in the offerings will not exceed 10 million shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt, or other securities exercisable for or convertible into common stock);

●	The total aggregate consideration will not exceed $10,000,000 in cash;

●	The maximum discount in which securities will be offered (which may consist of a share of common stock and a warrant for the issuance of up to an additional share of common stock) will be equivalent to a discount of up to 35% below the market price of our common stock at the time of issuance in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict;;

●	Such offerings will occur, if at all, on or before March 31, 2026; and

●	Such other terms as our Board shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest, or an extraordinary corporate transaction opposed by the Company.

Our Board has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 10 million shares of common stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

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We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $10 million. If all or part of the offerings are completed, the net proceeds will be used for general corporate purposes, including our strategic M&A initiatives. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

Financial Statements and Supplementary Data

The full text of our audited consolidated financial statements as of December 31, 2025 and 2024, are incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, accompanying this Proxy Statement, filed with the SEC on March 16, 2026.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

For “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the year ended December 31, 2025 and 2024, please see Item 7 in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 16, 2026 and accompanying this Proxy Statement, which is incorporated herein by reference.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

For “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”, please see Item 9 in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 16, 2026, which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Not required for Smaller Reporting Companies.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal No. 7.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” APPROVAL OF THIS PROPOSAL NO. 7.

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PROPOSAL NO. 8

APPROVAL OF ANY CHANGE IN CONTROL UNDER NASDAQ MARKETPLACE RULE 5635(D) THAT MAY RESULT FROM THE NON-PUBLIC OFFERINGS

Nasdaq Marketplace Rule 5635(b) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which will result in a change of control of the issuer. This rule does not specifically define when a change in control of an issuer may be deemed to occur; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or an entity will hold 20% or more of the issuer’s then-outstanding capital stock. For the purpose of calculating the holdings of such person or entity, Nasdaq would take into account, in addition to the securities received by such person or entity in the transaction, all of the shares owned by such person or entity unrelated to the transaction and would assume the conversion of any convertible securities held by such person or entity. We are seeking stockholders approval on any change in control as used in Rule 5635(b) in the event that potential issuance of securities in the offerings proposed in Proposal No. 7 would result in a change in control.

Stockholders should note that a change of control as described under Rule 5635(b) applies only with respect to the application of such rule. Neither Delaware law nor our Certificate of Incorporation or Bylaws require us to obtain stockholder approval of such change in control as used in Rule 5635(b).

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal No. 8.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” APPROVAL OF THIS PROPOSAL NO. 8.

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PROPOSAL NO. 9

APPROVAL OF THE REVERSE STOCK SPLIT

The Board of Directors has adopted a resolution setting forth a proposed amendment to our Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of common stock, a copy of which is set forth in the certificate of amendment attached to this Proxy Statement as Appendix B, declared such amendment advisable, and is recommending that our stockholders approve such proposed amendment. Such amendment will be effected after stockholder approval thereof only in the event the Board still deems it advisable. Holders of our common stock are being asked to approve the proposal that Section 4 of our Certificate of Incorporation be amended to effect a reverse stock split of the common stock at a ratio in the range of one (1) share of common stock for every two (2) shares of common stock to one (1) share of common stock for every two hundred fifty (250) shares of common stock. If the Reverse Stock Split is approved by our stockholders and if a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to our Certificate of Incorporation will affect the Reverse Stock Split by reducing the outstanding number of shares of common stock. If the Board of Directors does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, this vote will be of no further force and effect, and the Board will again seek stockholder approval before implementing any reverse stock split after that time. The Board of Directors may abandon the proposed amendment to effect the Reverse Stock Split at any time prior to its effectiveness, whether before or after stockholder approval thereof.

As of the Record Date, the Company had 4,498,675 shares of common stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-250, the number of issued and outstanding shares of common stock after the Reverse Stock Split would be approximately 17,995 shares. The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for the common stock, and the continued listing requirements of the Nasdaq Capital Market. See below for a discussion of the factors that the Board considered in determining the Range, some of which included, but was not limited to, the following: (i) the historical trading price and trading volume of the common stock; (ii) the expected impact of the Reverse Stock Split on the trading market for the common stock in the short-term and long-term, and (iii) general market, economic conditions, and other related conditions prevailing in our industry.

The Reverse Stock Split, if effected, will not change the number of authorized shares of common stock or preferred stock, or the par value of common stock or preferred stock; however, effecting the Reverse Stock Split will provide for additional shares of authorized but unissued shares of common stock. As of the date of this Proxy Statement, our current authorized number of shares of common stock is sufficient to satisfy all of our share issuance obligations and current share plans, and we do not have any current plans, arrangements, or understandings relating to the issuance of the additional shares of authorized common stock that will become available for issuance following the Reverse Stock Split.

Purpose and Background of the Reverse Stock Split

The Board’s primary objective in asking for authority to effect a reverse split is to increase the per-share trading price of our common stock. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate, and the Reverse Stock Split will be abandoned.

The Board of Directors believes that the failure of stockholders to approve the Reverse Stock Split Proposal could prevent us from maintaining compliance with the Nasdaq Listing Rule 5550(a)(2) by failing to maintain a minimum bid price for our common stock on Nasdaq of at least $1.00 per share for 30 consecutive business days (the “Minimum Bid Price Requirement”) and could inhibit our ability to conduct capital raising activities, among other things. If Nasdaq delists the common stock, then the common stock would likely become traded on an over-the-counter market such as those maintained by OTC Markets Group Inc., which do not have the substantial corporate governance or quantitative listing requirements for continued trading that Nasdaq has. In that event, interest in the common stock may decline, and certain institutions may not have the ability to trade in the common stock, all of which could have a material adverse effect on the liquidity or trading volume of the common stock. If the common stock becomes significantly less liquid due to delisting from Nasdaq, our stockholders may not have the ability to liquidate their investments in the common stock as and when desired, and we believe our ability to maintain analyst coverage, attract investor interest, and access capital may become significantly diminished as a result.

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If the stockholders approve the Reverse Stock Split Proposal and the Board decides to implement the Reverse Stock Split, we will file a certificate of amendment to amend the existing provision of our Certificate of Incorporation to effect the Reverse Stock Split. The text of the form of proposed amendment is set forth in the certificate of amendment to the Certificate of Incorporation, which is attached to this Proxy Statement as Appendix B.

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock, and the Reverse Stock Split Ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company, except those stockholders who would have otherwise received fractional shares who will receive cash in lieu of such fractional shares determined in the manner set forth below under the heading “Fractional Shares.” After the Reverse Stock Split, each share of the common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The Reverse Stock Split will not affect us continuing to be subject to the periodic reporting requirements of the Exchange Act. The Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of the common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in “round lots” of even multiples of 100 shares. In addition, we will not issue fractional shares in connection with the Reverse Stock Split, and stockholders who would have otherwise been entitled to receive such fractional shares will receive an amount in cash determined in the manner set forth below under the heading “Fractional Shares.”

Following the effectiveness of the Reverse Stock Split, if approved by the stockholders and implemented by the Company, current stockholders will hold fewer shares of common stock.

If the Board decides to implement the Reverse Stock Split, the Company would communicate to the public, prior to the effectiveness of the Reverse Stock Split, additional details regarding the Reverse Stock Split (including the final Reverse Stock Split Ratio, as determined by the Board of Directors). By voting in favor of the Reverse Stock Split, you are also expressly authorizing the Board to determine not to proceed with, and to defer or to abandon, the Reverse Stock Split, in the Board of Director’s sole discretion. In determining whether to implement the Reverse Stock Split following receipt of stockholder approval of the Reverse Stock Split, and which Reverse Stock Split Ratio to implement, if any, the Board may consider, among other things, various factors, such as:

●	our ability to maintain our listing on the Nasdaq Capital Market;

●	the historical trading price and trading volume of the common stock;

●	the then-prevailing trading price and trading volume of the common stock and the expected impact of the Reverse Stock Split on the trading market for the common stock in the short and long term;

●	which Reverse Stock Split Ratio would result in the greatest overall reduction in our administrative costs; and

●	prevailing general market and economic conditions.

Reasons for the Reverse Stock Split

To increase the per share price of our common stock. As discussed above, the primary objective for effecting the Reverse Stock Split, should our Board choose to effect one, would be to increase the per share price of our common stock and regain compliance with the Nasdaq Minimum Bid Price Requirement. Our Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split, could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, and improve the perception of our common stock as an investment security. Our common stock is listed on the Nasdaq Capital Market, and the failure to comply with the $1.00 minimum bid price requirement may be cured by effecting the Reverse Stock Split.

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To potentially improve the liquidity of the common stock. A Reverse Stock Split could allow a broader range of institutions to invest in the common stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the common stock and potentially decreasing the volatility of the common stock if institutions become long-term holders of the common stock. A Reverse Stock Split could help increase analyst and broker interest in the common stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a Reverse Stock Split negatively since it reduces the number of shares of common stock available in the public market. If the Reverse Stock Split Proposal is approved and the Board believes that effecting the Reverse Stock Split is in our best interest and the best interest of our stockholders, the Board may effect the Reverse Stock Split, regardless of whether our stock is at risk of delisting from Nasdaq Capital Market, for purposes of enhancing the liquidity of the common stock and to facilitate capital raising.

To increase the number of additional shares issuable under the Company’s charter. A Reverse Stock Split will reduce the nominal number of shares of common stock outstanding and the number of shares of common stock issuable on exercise of outstanding warrants, while leaving the number of shares issuable under our charter unchanged. A Reverse Stock Split will therefor effectively increase the number of shares of the common stock that we are able to issue. This effective increase will facilitate future capital fundraising on our part. Some investors may find the common stock more attractive if the Reverse Stock Split is effected with additional assurance that we are unlikely to be limited in our ability to access needed capital by the number of shares of our Common Stock authorized for issuance. However, other investors may find the common stock a less attractive investment with the knowledge that additional dilution of the common stock is possible.

Potential Anti-takeover Effects of the Reverse Stock Split

SEC Release No. 34-15230 requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. The relative increase in the number of shares of our common stock available for issuance vis-à-vis the outstanding shares of our common stock, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Board. It could potentially deter takeovers, including takeovers that the Board has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The increase in the number of shares of authorized common stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the increase may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

Certain Risks Associated with a Reverse Stock Split

Reducing the number of outstanding shares of the common stock through the Reverse Stock Split Proposal is intended, absent other factors, to increase the per share market price of the common stock. Other factors, however, such as our financial results, market conditions, the market perception of our business, and other risks, including those set forth below and in our SEC filings and reports, may adversely affect the market price of the common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the common stock will increase following the Reverse Stock Split, or that the market price of the common stock will not decrease in the future.

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The Reverse Stock Split may not result in a sustained increase in the price of the common stock. As noted above, the principal purpose of the Reverse Stock Split Proposal is to maintain a higher average per share market closing price of the common stock of at least $1.00 per share in order to regain compliance with Nasdaq’s Minimum Bid Price Requirement. However, the effect of the Reverse Stock Split upon the market price of the common stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all.

The Reverse Stock Split may decrease the liquidity of the common stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of the common stock, which could lead to increased interest in the common stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for the common stock.

The Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full-service” brokers. Therefore, those stockholders who own less than 100 shares of common stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their common stock.

The Reverse Stock Split may lead to a decrease in the overall market capitalization of the Company. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of the common stock does not increase in proportion to the Reverse Stock Split Ratio, then our value, as measured by our market capitalization, will be reduced.

The Reverse Stock Split may lead to further dilution of the common stock. Since the Reverse Stock Split Proposal would reduce the number of shares of common stock outstanding and the number of shares of common stock issuable on exercise of outstanding warrants, while leaving the number of shares authorized and issuable under our Certificate of Incorporation unchanged, the Reverse Stock Split would effectively increase the number of shares of the common stock that we would be able to issue and could lead to dilution of the common stock in future financings.

Impact of a Reverse Stock Split If Implemented

A Reverse Stock Split would affect all holders of common stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the Reverse Stock Split would be that:

●	the number of issued and outstanding shares of common stock (and treasury shares), if any, will be reduced proportionately based on the final Reverse Stock Split Ratio, as determined by the Board;

●	based on the final Reverse Stock Split Ratio, the per share exercise price of all outstanding warrants will be increased proportionately, and the number of shares of common stock issuable upon the exercise of all outstanding warrants will be reduced proportionately; and

●	the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final Reverse Stock Split Ratio.

The following table sets forth the approximate number of shares of the common stock that would be outstanding immediately after the Reverse Stock Split based on the current authorized number of shares of common stock at various exchange ratios, based on 4,498,675 shares of common stock actually issued and outstanding as of the Record Date. The table does not account for fractional shares that will be paid in cash.

	Estimated Number of Shares of Common Stock Before Reverse Stock Split	Estimated Number of Shares of Common Stock After Reverse Stock Split on a 1-for-2 basis	Estimated Number of Shares of Common Stock After Reverse Stock Split on a 1-for-250 basis
Authorized Common Stock as of the Record Date	350,000,000	350,000,000	350,000,000
Shares of Common Stock issued and outstanding	4,498,675	2,249,338	17,995
Shares of Common Stock issuable under outstanding options, warrants or reserved for issuance under existing plans	1,505,168	752,584	6,021
Shares of Common Stock authorized but unissued (Authorized Common Stock minus issued and outstanding shares, shares issuable upon outstanding options, warrants and shares reserved for issuance under existing incentive plans)	348,494,832	174,247,416	1,393,979

As of the Record Date, there were 4,498,675 shares of our common stock issued and outstanding. Although the number of authorized shares of our common stock will not change as a result of the Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, we do not currently have any plans, proposals, or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants which could be exercised after the Reverse Stock Split is effected.

Effects of the Reverse Stock Split

Management does not anticipate that our financial condition, the percentage ownership of common stock by management, the number of our stockholders, or any aspect of our business will materially change as a result of the Reverse Stock Split. Because the Reverse Stock Split will apply to all issued and outstanding shares of common stock and outstanding rights to purchase common stock, the proposed Reverse Stock Split will not alter the relative rights and preferences of existing stockholders, except to the extent the Reverse Stock Split will result in fractional shares, as discussed in more detail below.

The common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the common stock under the Exchange Act or the listing of the common stock on Nasdaq Capital Market (other than to the extent it facilitates compliance with Nasdaq Capital Market continued listing standards). Following the Reverse Stock Split, the common stock will continue to be listed on the Nasdaq Capital Market, although it will be considered a new listing with a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number.

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The rights of the holders of the common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of the common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% of the voting power of the outstanding shares of the common stock immediately after effecting the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of the common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effectiveness of the Reverse Stock Split. The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing and effectiveness (the “Effective Time”) of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which would take place at the Board’s discretion. The exact timing of the filing of the Reverse Stock Split Amendment, if filed, would be determined by the Board based on its evaluation as to when such action would be the most advantageous to us and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split at any time prior to filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, if the Board, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders to proceed with the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate, and the Reverse Stock Split will be abandoned.

Effect on Par Value; Reduction in Stated Capital. The proposed Reverse Stock Split will not affect the par value of our stock, which will remain at $0.007 per share of common stock and $0.001 per share of preferred stock. As a result, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of common stock multiplied by the aggregate number of shares of common stock issued and outstanding, will be reduced in proportion to the Reverse Stock Split Ratio selected by the Board. Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the common stock, will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Book-Entry Shares. If the Reverse Stock Split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Banks, brokers, custodians, or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding common stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of common stock with a bank, broker, custodian, or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian, or other nominee. We do not issue physical certificates to stockholders.

No Appraisal Rights. Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Reverse Stock Split described in the Reverse Stock Split Proposal, and we will not independently provide our stockholders with any such rights.

Fractional Shares. We do not intend to issue fractional shares in connection with the Reverse Stock Split. In lieu thereof, any person who would otherwise be entitled to a fractional share of common stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of common stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the common stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the common stock as reported on the Nasdaq Capital Market for the ten days preceding the Effective Time. After the Reverse Stock Split is effected, a stockholder will have no further interest in our Company with respect to its fractional share interest, and persons otherwise entitled to a fractional share will not have any voting, dividend, or other rights with respect thereto, except to receive the above-described cash payment. Stockholders should be aware that under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Stockholders otherwise entitled to receive such funds who have not received them will have to seek to obtain such funds directly from the jurisdiction to which they were paid.

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Material U.S. Federal Income Tax Considerations Related to the Reverse Stock Split

The following is a general summary of the material U.S. federal income tax considerations to U.S. holders (as defined below) of the Reverse Stock Split. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury regulations promulgated under the Code (the “Treasury Regulations”), and judicial authority and administrative interpretations, all as of the date of this document, and all of which are subject to change, possibly with retroactive effect, and are subject to differing interpretations. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. We have not sought and will not seek an opinion of counsel or any rulings from the Internal Revenue Service (the “IRS”) with respect to any of the tax considerations discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

This discussion is limited to U.S. holders (except to the extent such discussion explicitly addresses non-U.S. holders) that hold common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences arising under the tax on net investment income or the alternative minimum tax, nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, U.S. federal estate or gift tax laws, or any tax treaties. Furthermore, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to U.S. holders in light of their particular circumstances or to U.S. holders that may be subject to special rules under U.S. federal income tax laws, including, without limitation:

●	a bank, insurance company, or other financial institution;

●	a tax-exempt or a governmental organization;

●	a real estate investment trust;

●	an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);

●	a regulated investment company or a mutual fund;

●	a dealer or broker in stocks and securities or currencies;

●	a trader in securities that elects mark-to-market treatment;

●	a holder of common stock that received such stock through the exercise of an employee option, pursuant to a retirement plan or otherwise as compensation;

●	a person who holds common stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction, or other integrated investment or risk reduction transaction;

●	a corporation that accumulates earnings to avoid U.S. federal income tax;

●	a person whose functional currency is not the U.S. dollar;

●	a U.S. holder who holds common stock through non-U.S. brokers or other non-U.S. intermediaries;

●	a U.S. holder owning or treated as owning 5% or more of the Company’s common stock;

●	a person subject to Section 451(b) of the Code; or

●	a former citizen or long-term resident of the United States subject to Section 877 or 877A of the Code.

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If a partnership, or any entity (or arrangement) treated as a partnership for U.S. federal income tax purposes, holds common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partner level. Partnerships holding common stock and partners in such partnerships should consult their own tax advisors about the U.S. federal income tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of common stock that is for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a domestic trust.

A “non-U.S. holder” is, for U.S. federal income tax purposes, a beneficial owner of shares of common stock that is not a U.S. holder or a partnership for U.S. federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of common stock generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of common stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of common stock), and such U.S. holder’s holding period in the shares of common stock received should include the holding period in the shares of common stock surrendered. Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. holder of common stock that receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split and whose proportionate interest in us is reduced (after taking into account certain constructive ownership rules) should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of common stock surrendered that is allocated to such fractional share of common stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for common stock surrendered exceeds one year at the effective time of the Reverse Stock Split. The deductibility of capital losses is subject to limitations. A U.S. holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split and whose proportionate interest in us is not reduced (after taking into account certain constructive ownership rules) should generally be treated as having received a distribution that will be treated first as dividend income to the extent paid out of our current or accumulated earnings and profits, and then as a tax-free return of capital to the extent of the U.S. holder’s tax basis in our common stock, with any remaining amount being treated as capital gain. U.S. holders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

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Non-U.S. Holders

Generally, non-U.S. holders will not recognize any gain or loss as a result of the Reverse Stock Split. In particular, gain or loss will not be recognized with respect to a non-U.S. holder that receives cash in lieu of a fractional share of common stock and whose proportionate interest in us is reduced (after taking into account certain constructive ownership rules) provided that (i) such gain or loss is not effectively connected with the conduct of a trade or business by such non-U.S. holder in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States), (ii) with respect to a non-U.S. holder who is an individual, such non-U.S. holder is present in the United States for less than 183 days in the taxable year of the Reverse Stock Split and other conditions are met, and (iii) such non-U.S. holder complies with certain certification requirements. If such gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S., and if an applicable income tax treaty so provides, the gain is attributable to a permanent establishment or fixed base maintained by the non-U.S. holder in the United States, the non-U.S. holder will be taxed on a net income basis at the regular tax rates and in the manner applicable to U.S. holders, and if the non-U.S. holder is a corporation, an additional branch profits tax at a rate of 30%, or a lower rate as may be specified by an applicable income tax treaty, may also apply. If the non-U.S. holder is an individual present in the United States for 183 days or more in the taxable year of the Reverse Stock Split and certain other requirements are met, the non-U.S. holder will be subject to a 30% tax (or such lower rate as may be specified by an applicable income tax treaty between the United States and such holder’s country of residence) on the net gain from the exchange of the shares of our common stock, which may be offset by certain U.S.-source capital losses of the non-U.S. holder, if any.

Notwithstanding the foregoing, with respect to a non-U.S. holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split and whose proportionate interest in us is not reduced (after taking into account certain constructive ownership rules), the gain will be treated as a dividend rather than capital gain to the extent of the non-U.S. holder’s ratable share of our current or accumulated earnings and profits as calculated for U.S. federal income tax purposes, then as a tax-free return of capital to the extent of (and in reduction of) the non-U.S. holder’s aggregate adjusted tax basis in the shares, and any remaining amount will be treated as capital gain.

We will withhold U.S. federal income taxes equal to 30% of any cash payments made to a non-U.S. holder as a result of the Reverse Stock Split that may be treated as a dividend, unless such holder properly demonstrates that a reduced rate of U.S. federal income tax withholding or an exemption from such withholding is applicable. For example, an applicable income tax treaty may reduce or eliminate U.S. federal income tax withholding, in which case a non-U.S. holder claiming a reduction in (or exemption from) such tax must provide us with a properly completed IRS Form W-8BEN (or other appropriate IRS Form W-8) claiming the applicable treaty benefit. Alternatively, an exemption generally should apply if the non-U.S. holder’s gain is effectively connected with a U.S. trade or business of such holder, and such holder provides us with an appropriate statement to that effect on a properly completed IRS Form W-8ECI.

Non-U.S. holders should consult their own tax advisors regarding possible dividend treatment and should consult their own tax advisor regarding the U.S. federal, state, local, and foreign income and other tax consequences of the Reverse Stock Split.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of common stock pursuant to the Reverse Stock Split may be subject to information reporting and may be subject to U.S. backup withholding (currently at 24%) unless such holder provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. In general, backup withholding and information reporting will not apply to payment of cash in lieu of a fractional share of common stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder, and the applicable withholding agent does not have actual knowledge to the contrary. In certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of common stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS. Any amount withheld under the U.S. backup withholding rules is not an additional tax and will generally be allowed as a refund or credit against the holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

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FATCA

Under the Foreign Account Tax Compliance Act (‘‘FATCA’’), withholding taxes may apply to certain types of payments made to ‘‘foreign financial institutions’’ (as specially defined in the Code) and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends on stock paid to a foreign financial institution or to a non-financial foreign entity, unless (i) the foreign financial institution undertakes certain diligence and reporting, (ii) the non-financial foreign entity either certifies it does not have any substantial U.S. owners or furnishes identifying information regarding each substantial U.S. owner, or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in clause (i) above, then, pursuant to an agreement between it and the U.S. Treasury or an intergovernmental agreement between, generally, the jurisdiction in which it is resident and the U.S. Treasury, it must, among other things, identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to non-compliant foreign financial institutions and certain other account holders.

Any cash paid to a non-U.S. holder as a result of the Reverse Stock Split that is treated as a dividend may be subject to withholding under FATCA unless the requirements set forth above are satisfied (if applicable) and appropriate certifications are made. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of our common stock on or after January 1, 2019, proposed Treasury regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.

Vote Required

The affirmative vote of a majority of the votes cast by the holders of all shares of stock present or represented and voting on the Reverse Stock Split Proposal at the Annual Meeting is required to approve the Reverse Stock Split Proposal. This means that to be approved, the votes cast in favor of the Reverse Stock Split Proposal must exceed the votes cast against the Reverse Stock Split Proposal. Since abstentions are not considered votes cast, they will have no effect on this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on the vote with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF
THE REVERSE STOCK SPLIT PROPOSAL.

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PROPOSAL NO. 10

APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of our common stock outstanding and entitled to vote at the Special Meeting is insufficient to approve the Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering Proposal, the Change of Control Proposal, and/or the Reverse Stock Split Proposal, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering Proposal, the Change of Control Proposal, and/or the Reverse Stock Split Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering Proposal, the Change of Control Proposal, and/or the Reverse Stock Split Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that holders of a majority of the number of shares present in person or represented by proxy at the Special Meeting will vote against the Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering Proposal, the Change of Control Proposal, and/or the Reverse Stock Split Proposal we could adjourn or postpone the Annual Meeting without a vote on the Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering Proposal, the Change of Control Proposal, and/or the Reverse Stock Split Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Warrant Exercise Proposal, the Warrant Anti-Dilution Adjustment Proposal, the Series B Anti-Dilution Adjustment Proposal, the Plan Amendment Proposal, the Offering Proposal, the Change of Control Proposal, and/or the Reverse Stock Split Proposal.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting is required to approve the Adjournment Proposal. Abstentions will have the same effect as a vote AGAINST the proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A

VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

The following is a list of the Company’s directors and executive officers as of the Record Date. As set forth in Proposal No. 1, six of the Company’s eight current directors have been nominated for re-election to the Board and will be submitted to the vote of the Company’s stockholders at the Annual Meeting. Robert Anderson and Roby Joyce are not seeking re-election.

Name	Age	Position(s)
Maria Zannes, JD	70	President, CEO, and Director
James Michael Edwards	59	Chief Financial Officer
Xavier Reveles	57	Chief Operating Officer
Timothy P. Zannes, JD	73	Executive Vice President, Secretary, and General Counsel
Steven Girgenti	79	Executive Chairman and Director
Robert Anderson	85	Director
Peter Knight	75	Director
Roby Joyce, MD	78	Director
Jamie Platt	59	Director
Roberto Rios, CPA	68	Director
John J. Oppenheimer, M.D.	65	Director

Biographical Information

Maria Zannes, JD - President, Chief Executive Officer, and Director

Maria Zannes has served as our President, Chief Executive Officer (“CEO”), and director since 2014. She brings more than 30 years of executive-level management experience dedicated to defining and advancing company goals and overcoming obstacles impeding corporate success. Prior to her position at bioAffinity Technologies, Ms. Zannes founded The Zannes Firm focusing on strategic solutions for private industry in the medical, environmental, and energy fields. In her current capacity as the Company’s CEO and President, she has built a team of award-winning scientists and executives who are advancing breakthrough oncology-focused diagnostics and therapeutics.

Ms. Zannes was President of the Energy Recovery Council, the national trade group for the $10 billion waste-to-energy industry, and General Manager of ECOS Corporation, a subsidiary of Burlington Environmental. Ms. Zannes also served as a project manager at Wheelabrator Technologies, Inc. where she led project teams that developed, negotiated, and financed the company’s renewable energy generation facilities. Ms. Zannes began her career as a journalist, working for Voice of America and the Associated Press. Before entering the business world, she served as a legislative aide specializing in energy policy and law for former Congressman Charles Wilson (D-TX). She is licensed to practice law in New Mexico. She has been awarded Lifetime Achievement Awards by the American Society of Mechanical Engineers and the Earth Engineering Center Award from the Waste-to-Energy Research and Technology Council of Columbia University.

She is the co-founder of two engineering research centers at Columbia University. Ms. Zannes received her BA in Journalism from the University of New Mexico and her JD from the University of Puget Sound in Washington State. We believe Ms. Zannes should serve as a director of the Company because of her experience as a lawyer and businesswoman skilled in identifying, prioritizing, and managing both the risks and rewards of business opportunities and her proven record of assembling and motivating award-winning teams of professionals focused on strategic corporate growth.

J. Michael Edwards - Chief Financial Officer

J. Michael Edwards was appointed as our Chief Financial Officer (“CFO”) effective November 5, 2024, after serving as Interim CFO since September 2024. Mr. Edwards has more than 25 years of experience in corporate finance and accounting. Since 2009, Mr. Edwards has provided consulting services through his company J. Michael Edwards, LLC. Mr. Edwards served as the Company’s Consulting CFO from April 2014 until November 2016 and again from June 2017 to May 1, 2023. He was the CFO for CytoBioscience, Inc. from 2016 until 2017 and previously served as CFO for OncoVista Innovative Therapies, Inc. He was an assistant controller at ILEX Oncology, Inc. and controller at Bionumerik Pharmaceuticals Inc. and U.S. Global Investors, Inc. Mr. Edwards started his career at PricewaterhouseCoopers. He is a Certified Public Accountant and holds a BBA from The University of Texas at San Antonio and an MBA from The University of Texas McCombs School of Business.

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Xavier Reveles - Chief Operating Officer

Xavier Reveles was appointed as our Chief Operating Officer on September 18, 2023. Mr. Reveles had served as our Vice President of Operations since September 2022. He has 30 years of experience as a clinical cytogeneticist skilled in the design/concept and management of CLIA-certified clinical laboratories accredited by the College of American Pathologist (“CAP”), coding, CPT reimbursement valuations, and the development of Laboratory Developed Tests (“LDTs”). Mr. Reveles is board certified by the American Society of Clinical Pathology as a clinical specialist in cytogenetics. He joined bioAffinity as Director of Operations in 2017. Prior to joining bioAffinity, Mr. Reveles created the Oncopath Laboratory - START Cancer Center in San Antonio, Texas, and served as Laboratory Director. During his tenure at Oncopath, he commercialized eight LDTs, including bringing to market a proprietary cancer-specific gene oligo array he designed for the deletions and amplifications of specific oncogenes for solid tumors. As the Director of the Cytogenetics Laboratory at UT Health San Antonio, Mr. Reveles’ research included molecular evaluation of disease progression in prostate, breast and ovarian cancer, schizophrenia, diabetes, and other constitutional genetic syndromes. He was a lecturer and instructor for the UT Health Graduate, Medical, and Allied Health Schools and the director of the NCI San Antonio Cancer Institute (SACI) Genetics and Cytogenetics Core facility. After leaving academia, Mr. Reveles was a genomic specialist for CombiMatrix Diagnostics, Irvine, CA, a diagnostic biotech company where he validated pre-natal, post-natal, and cancer gene arrays for commercialization as LDTs. Mr. Reveles is (co)author of 20 publications and six abstracts in peer-reviewed journals and is a member of the Association for Molecular Pathology.

Timothy P. Zannes, JD - Executive Vice President, General Counsel, and Secretary

Timothy P. Zannes was appointed as Executive Vice President, General Counsel and Secretary in March 2014. He has been corporate legal counsel to both public and private biomedical firms for more than 16 years, having begun his legal career as a sole practitioner accepting criminal, business, family, and tort litigation. Prior to receiving his JD, Mr. Zannes was a court bailiff and ran his own private investigation firm after serving as an investigator for the Albuquerque City Attorney. He received his JD from the University of New Mexico School of Law and attended the New England Conservatory with studies in violin and saxophone. Mr. Zannes began his undergraduate education at The University of North Carolina where he was a student athlete on scholarship. In addition to his duties as General Counsel and Secretary, Mr. Zannes is responsible for corporate compliance and directs human resources. Mr. Zannes and Maria Zannes are siblings.

Steven Girgenti - Executive Chairman of the Board

Steven Girgenti has been Executive Chairman of bioAffinity Technologies, Inc. since November 2014. Mr. Girgenti was formerly CEO and co-founder of DermWorx Incorporated, a dermatology company that specialized in developing nanotechnology formulations to enhance the performance of topical drugs. He was also the founder and CEO of Healthworld Corporation, a leading global healthcare marketing services network with offices in 36 countries, until 2008. The network had more than 1,000 brand assignments from nearly 200 clients worldwide, providing strategic marketing and communications services to many of the world’s leading healthcare companies. Mr. Girgenti founded Healthworld in 1986, and under his leadership the Company made numerous acquisitions to expand and diversify the business. Healthworld went public in 1997. In 1998 and again in 1999, Business Week named Healthworld one of the “Best Small Corporations in America.” In 1999, Forbes listed Healthworld as one of the “200 Best Small Companies.” Mr. Girgenti was recognized as “Entrepreneur of the Year” by Nasdaq in 1999 and was named Med Ad News’ first “Medical Advertising Man of the Year” in 2000. In 2010, he was inducted into the Medical Advertising Hall of Fame. In addition, Mr. Girgenti is Vice Chairman of the Board of Governors for the Mt. Sinai Hospital Prostate Disease and Research Center in New York City and is on the Board of Directors for the Jack Martin Fund, a Mt. Sinai Hospital-affiliated charitable organization devoted to pediatric oncology research. He graduated from Columbia University. We believe Mr. Girgenti should serve as Executive Chairman because of his unparalleled experience in the healthcare field, particularly in marketing, and his skill in building emerging growth companies into multi-national corporations.

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Robert Anderson - Director

Robert Anderson was appointed to serve on our Board in March 2014. Mr. Anderson has more than 50 years of broad experience in the healthcare industry in which he held executive positions at CIBA Pharmaceutical Co., Becton Dickinson and Company, Pfizer, Inc., Parke-Davis Division of Warner-Lambert Co, Schering-Plough Corp., and Centocor, Inc. Mr. Anderson was Vice President of Marketing for the Key Pharmaceuticals Division of Schering-Plough Corp. and later at Centocor, Inc. Subsequently, Mr. Anderson joined Physicians World Communications Group, the largest medical education company in the U.S. where he was Chief Operating Officer. Mr. Anderson currently is a marketing consultant to several healthcare companies. Mr. Anderson received a BA in political science from Rutgers University. We believe Mr. Anderson should serve as a director of the Company because of his experience and skill in marketing and product positioning of medical products.

Peter S. Knight - Director

Peter Knight was appointed to serve on our Board in May 2018. Mr. Knight is a retired Founding Partner at Generation Investment Management, where he and his partners Al Gore and David Blood helped build a leading global sustainable investing firm with assets under management now exceeding $40 billion. Prior to his retirement from the firm in 2018, Mr. Knight held leadership positions within Generation IM, notably developing and overseeing the firm’s U.S. business. Prior to Generation, Mr. Knight was a Managing Director of Met West Financial, a Los Angeles-based asset management company. Mr. Knight started his career at the Antitrust Division of the U.S. Department of Justice. From 1977 to 1989, he served as the Chief of Staff to former Representative and later Senator Al Gore. He served as the General Counsel of Medicis Pharmaceutical and then started his law practice where he represented the International Olympic Committee, the U.S. Olympic Committee, and numerous Fortune 500 Companies. Mr. Knight has also served in senior positions on four Presidential campaigns including serving as the Campaign Manager for President Clinton’s 1996 re-election campaign. Mr. Knight has extensive board experience in both the for-profit and nonprofit sectors. He served on a number of public company boards including Medicis Pharmaceutical, Par Pharmaceutical, EntreMed (Casi Pharmaceuticals Inc.), Healthworld Corporation, Whitman Education, Comsat, and the Schroder Mutual Fund Board complex. Mr. Knight currently serves on the boards of Generation Investment Management and Gratitude Railroad. His philanthropic efforts include serving as Chair of the Climate Museum and the board of Emergent, a nonprofit intermediary to help stop deforestation in tropical forest nations. He received a BA from Cornell University and a JD from the Georgetown Law School. We believe Mr. Knight should serve as a director of the Company because of his considerable experience in finance and business which he brings to his position as Chairman of the Compensation Committee, Chairman of the Audit Committee (upon the conclusion of the Annual Meeting) and to the Board, as well as his expertise and skill in building new ventures into leading global firms.

Roby Joyce, MD – Director

Roby P. Joyce was appointed to serve on our Board of Directors on September 14, 2023. He is board-certified in anatomic and clinical pathology by the College of American Pathologists and is a Diplomat in the American Board of Pathology. He is also board-certified in neurology by the American Academy of Neurology and is a Diplomat in the American Board of Psychiatry and Neurology. Dr. Joyce founded Village Oaks Pathology Services in 2008. He is Medical Director and Laboratory Director of Precision Pathology Laboratory Services (“PPLS”) and owner of Village Oaks, the medical professional association whose pathologists provide pathology interpretation services to PPLS. In addition to his role at Village Oaks, he has served in various capacities at Northeast Methodist Hospital in San Antonio, including Chairman of the Board of Trustees and Chief of Staff of the Methodist Healthcare System. Throughout a career in pathology that spans more than 40 years, he has been a highly regarded speaker at medical and scientific conferences, has served in leadership roles on dozens of professional organizations and committees, and has served as lead or co-author of numerous scientific articles. Dr. Joyce received his medical degree from Louisiana State University, where he also received a BS in zoology. He performed his internship at Fitzsimons Army Medical Center in Denver, his residency in neurology at the Letterman Army Medical Center at the University of California Moffett Hospital in San Francisco, and his residency in pathology at Brooke Army Medical Center in San Antonio. We believe Dr. Joyce should serve as a director of the Company because of his extensive experience as a clinical pathologist, his substantial professional relationships with physician practices and hospital systems and his business acumen in the creation and operation of the successful pathology laboratory that developed CyPath® Lung as an LDT.

Jamie Platt, Ph.D. - Director

Jamie Platt was appointed to our Board in December 2023. Dr. Platt has 20 years of progressive leadership in genomics and molecular diagnostics, guiding teams in developing, validating, and commercializing more than 40 innovative, high-complexity molecular tests for U.S. and global firms, both LDTs and in-vitro diagnostic tests (“IVDs”). Since April 2023, she has served as Managing Director and Chief Executive Officer at Pictor Ltd., an in-vitro diagnostics company using a proprietary enzyme-linked immunosorbent assay platform to test complex and infectious diseases and since January 2021 has served as a member of its board of directors. From August 2021 until April 2023, Dr. Platt served as Chief Operations Officer at Personal Genome Diagnostics, a company dedicated to advancing precision oncology that was acquired by Laboratory Corporation of America Holdings. Since May 2015, Dr. Platt has served as President and Chief Executive Officer of BRIDGenomics, a private consulting and contract commercialization firm she founded in 2015 to provide molecular and genomic-based strategies to clients. Dr. Platt has served since March 2021 as a member of the board of directors of DxTerity Diagnostics Inc., a company pioneering the use of RNA-based immune system profiling to better understand the root causes of immune mediated conditions. From February 2017 until January 2021, Dr. Platt served as Chief Operations Officer of Inivata Limited, a company applying pioneering liquid biopsy technology acquired by NeoGenomics Laboratories, Inc. Dr. Platt earned her Ph.D. in molecular and cellular biology from Oregon State University and completed post-doctoral studies at the University of California, Berkeley. Dr. Platt is an industry-recognized peer educator and speaker, holds multiple U.S. and international patents, and has authored numerous peer-reviewed publications. We believe Dr. Platt should serve as a director of the Company because of her scientific background, her start-up company experience, her prior leadership and laboratory experience, her involvement in transforming research organizations into successful commercial entities, and her experience expanding product market share in the diagnostics market.

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Roberto Rios, CPA – Director

Roberto Rios was appointed to our board in August 2025. He has more than four decades of financial leadership and governance experience spanning public companies, private enterprises, and growth-stage healthcare organizations. He currently serves as a director of CCC Group, a nationally ranked, employee-owned construction services company with approximately 2,500 employees, where he is a member of the Audit and Finance Committee. He also serves as a director of Stem Cell Reserve, an innovative biobanking and regenerative medicine company focused on proprietary stem cell and biomatrix technologies. Previously, he served for 16 years as Chief Financial Officer and Director of Bartlett Cocke General Contractors, one of the largest general contractors in Texas, overseeing financial strategy, capital allocation, risk management, and corporate governance during a period of significant revenue growth. His healthcare and life sciences experience includes serving as Chief Financial Officer and Director of BioMedical Enterprises, Inc. and as Controller and Senior Director of Finance at ILEX Oncology, Inc., where he supported financial operations and strategic initiatives in product-driven medical device and biopharmaceutical businesses. He earned a Bachelor of Business Administration in Accounting from The University of Texas at Austin, is a Certified Public Accountant in Texas, and completed the Corporate Governance Leadership Institute at The University of Texas at San Antonio Executive Education. We believe Mr. Rios should serve as a director of the Company because his extensive experience as a chief financial officer and board member – particularly within healthcare, medical device, and life sciences organizations – combined with his expertise in financial reporting, capital markets, audit oversight, risk management, and corporate governance, and his disciplined financial stewardship and operational insight in guiding companies through growth and strategic transitions, provide valuable perspective as the Company advances its commercialization strategy.

John J. Oppenheimer, M.D. – Director

John J. Oppenheimer, M.D., was appointed to our board in August 2025. He is a nationally recognized leader in pulmonary, allergy, and immunology practice, including the diagnosis and treatment of asthma and COPD. He is currently Director of Clinical Research at Pulmonary and Allergy Associates and Clinical Professor of Medicine at the University of Medicine and Dentistry of New Jersey-Rutgers. With more than three decades of experience in private practice and clinical research, he brings deep clinical credibility and frontline insight to the Board. Dr. Oppenheimer has participated in over 180 clinical studies, authored more than 260 publications, and led or contributed to numerous clinical guidelines. He has served in leadership roles with the American Board of Allergy and Immunology, the American Academy of Allergy Asthma and Immunology, and the American College of Allergy Asthma and Immunology. He earned his M.D. from Temple University School of Medicine, completed his internal medicine training at Robert Wood Johnson University Hospital, and pursued fellowship training in allergy and clinical immunology at National Jewish Center for Immunology and Respiratory Medicine. His extensive clinical experience will help guide bioAffinity’s scientific and clinical strategies, including advancement of its companion diagnostics for the growing asthma therapeutics market. We believe Dr. Oppenheimer should serve as a director of the Company because his extensive experience in clinical guideline development, quality measurement initiatives, editorial leadership, and national professional organizations provides the Board with meaningful perspective on standards of care, physician adoption, evidence-based medicine, and regulatory considerations as the Company advances its diagnostic and commercialization strategies.

Family Relationships

Maria Zannes is the sister of Timothy P. Zannes, J.D., the Company’s Executive Vice President, Secretary, and General Counsel. Other than the sibling relationship between Maria Zannes and Timothy Zannes, there are no other family relationships among any of the Company’s director nominees or executive officers.

Board Committees

The Board directs and oversees the management of the Company’s business and affairs and has three standing committees, consisting of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each committee operates under a Board-approved charter, a copy of which is available on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Governance Documents” hyperlink under the “Governance” tab. See the section of this Proxy Statement entitled “The Board of Directors and Certain Corporate Governance Matters” for more information about these committees and the Company’s corporate governance practices.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and the regulations promulgated thereunder require our executive officers, directors, and persons who beneficially own more than 10% of our common stock to file forms with the SEC to report their ownership of the Company’s shares and any changes in ownership. We have reviewed all forms filed electronically with the SEC during, and with respect to, fiscal 2025. Based on that review and written information given to us by all of our directors and executive officers, we believe that all of our directors, executive officers and holders of more than 10% of our stock filed on a timely basis all reports that they were required to file under Section 16(a) during fiscal 2025 other than as follows: a Form 3 for each of Roberto Rios, CPA, and John J. Oppenheimer, M.D.

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EXECUTIVE AND DIRECTOR COMPENSATION

We are an “emerging growth company” and a “smaller reporting company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As such, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, (the “JOBS Act”), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Exchange Act.

The Company’s executive officers named in the Summary Compensation Table below are referred to herein as the “named executive officers” or “NEOs.” These named executive officers are:

●	Maria Zannes, J.D. - President, Chief Executive Officer, and Director

●	J. Michael Edwards - Chief Financial Officer (beginning November 5, 2024); Interim Chief Financial Officer (September 16, 2024 through October 31, 2024)

●	Steven Girgenti - Executive Chairman and Director

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers for all services rendered in all capacities to us and our subsidiaries during the fiscal years noted below:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Maria Zannes	2025	330,000	-	65,989	31,061	30,000	8,994	434,983
President and CEO (4)	2024	291,666	-	149,998	-	30,000	5,491	477,155

J. Michael Edwards	2025	300,000	-	38,344	-	30,000	111	368,455
Chief Financial Officer	2024	50,000	50,000	134,000	-	5,000	34,213	273,213

Steven Girgenti	2025	95,000	-	94,459	31,061	12,000	60,401	261,860
Executive Chairman (6)	2024	95,000	-	191,249	-	12,000	68,430	366,679

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(1)	Amounts do not reflect compensation actually received by the NEO. Instead, the amounts represent aggregate grant date fair value of the restricted stock award computed in accordance with ASC 718, Stock Compensation. The valuation assumptions used in determining such amounts are consistent with those described in Note 11 of the Company’s Consolidated Financial Statements, included elsewhere in this Proxy Statement.
(2)	Represents annual performance-based cash bonuses which have been earned with respect to that fiscal year’s performance that will be paid in fiscal 2025 but were accrued in fiscal 2024. All incentive cash bonus awards issued in 2024 to our named executive officers were issued pursuant to the Company’s Management Incentive Bonus Plan (the “Bonus Plan”).
(3)	The amounts in the “All Other Compensation” column for the year ended December 31, 2025, includes the following compensation items: (i) for Ms. Zannes, $8,441 in reimbursements of medical insurance and $553 tax obligations related to restricted stock grants; (ii) for Mr. Edwards, (a) $111 in reimbursements of payroll tax obligations related to restricted stock grants; and (iii) for Mr. Girgenti, $401 in reimbursements of payroll tax obligations related to restricted stock grants.
(4)	Salary is comprised of (i) $305,000 of salary and (ii) $25,000 for services to the Company as a director. Stock awards include (i) $29,180 for an annual bonus and (ii) $36,809 for services to the Company as a director.
(5)	Salary is comprised of (i) $300,000 of salary and (ii) annual bonus of stock awards of $4,847 and 33,497 related to his employment agreement bonus of stock awards (iii) $30,000 for an annual bonus.
(6)	Includes for 2025 the following amounts received by Mr. Girgenti for his service to the Company as a director: (i) in the Salary column - $35,000 and his annual salary of $60,000, and (ii) in the Stock Awards column - $94,459.

Narrative Disclosure to Summary Compensation Table

Base Salaries

The Company uses base salaries to recognize the experience, skills, knowledge, and responsibilities required of all its employees, including the NEOs. Base salaries are reviewed annually and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. For 2024, the annual base salaries of the Company’s NEOs were:

●	For Ms. Zannes: $300,000, (which amounts do not include $25,000 in fees paid to Ms. Zannes for her service as a director in 2025);

●	For Mr. Edwards: $300,000; and

●	For Mr. Girgenti: $120,000 (which amount does not include $35,000 in fees paid to Mr. Girgenti for his service as a director in 2025).

Bonuses

On January 26, 2024, the Compensation Committee adopted the bioAffinity Technologies, Inc. Management Incentive Bonus Plan. The purpose of the Bonus Plan is to align officers’ and other employees’ efforts with the strategic goals of the Company through competitive annual incentive opportunities. The Bonus Plan is administered by the Compensation Committee. The Compensation Committee has the power to grant awards under the Bonus Plan, determine the amount of cash and/or equity to be paid pursuant to each award, and the terms and conditions of each award. Awards may provide for payment in installments, or upon the satisfaction of qualitative performance standards or quantitative performance standards, on an individual, divisional, or company-wide basis, as determined by the Compensation Committee. Equity awards will be issued in accordance with, and pursuant to, any equity-related incentive plan maintained by the Company.

Each participant in the Bonus Plan will be entitled to receive payment of the award for a plan year only after certification by the Compensation Committee that the targets associated with such award have been satisfied. Final payments with respect to awards will vary based on the level of achievement measured against the pre-determined performance measures. Except as may be approved by the Compensation Committee, each participant must be employed full-time on the date of payment, and not under a notice of termination, to receive the amount earned under the award. Except as otherwise provided by the Compensation Committee, awards will be paid on or before March 15 following the end of the plan year in which payment under the award is earned. The Compensation Committee will have the discretion to reduce or eliminate the amount otherwise payable to a participant if it determines that such a reduction or elimination is in the best interests of the Company.

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The annual bonus awards for fiscal 2025 under the Bonus Plan for all of our named executive officers were based on the following performance measures: (i) securing adequate financing with a performance weighting of 25%, (ii) generating sales and profit from Precision Pathology Laboratory Services with a performance weighting of 45%, (iii) advancing a collaborative relationship with the Department of Defense with a performance weighting of 25%; and (iv) timely SEC filings with a performance weighting of 5%.

For 2025, our Compensation Committee set award levels for each of named executive officers as percentages of their base salaries as shown in the following table:

Participant	Base Salary	Target %	Max. Payout of Base Salary
Maria Zannes	$300,000	20%	30%
J. Michael Edwards	$300,000	20%	30%
Steven Girgenti	$120,000	20%	30%

Retirement Plans

The Company established a defined contribution plan for all employees aged 21 and older who have completed one month of service for payrolls after April 1, 2022. The Company does not currently make a matching contribution.

Employee Benefits

The Company’s NEOs are eligible to participate in employee benefit plans and programs, including medical and dental benefit plans.

Employment Agreements

The following discussion contains a summary of the terms of the NEOs employment agreements currently in effect.

Zannes Employment Agreement. The Company entered into an employment agreement with Ms. Zannes on February 1, 2015, which sets forth the terms and conditions of her employment (the “Zannes Agreement”). Pursuant to the Zannes Agreement, Ms. Zannes serves as the Company’s Chief Executive Officer and was entitled to an annual base salary of $220,000. On July 26, 2023, the Company and Ms. Zannes entered into an amendment to the Zannes Agreement to provide for the payment of an annual base salary of $260,000 effective August 1, 2023, and on January 10, 2025, the Company and Ms. Zannes entered into an amendment to the Zannes Agreement to increase her annual salary to $300,000, effective as of November 1, 2024. The Zannes Agreement may be terminated by either party at any time, provided that Ms. Zannes is required to give the Company at least 90 days’ advance notice of termination.

In the event the Company terminates Ms. Zannes’ employment without “Cause” (as defined in the Zannes Agreement) she is entitled to receive the following payments and benefits, in addition to any accrued obligations: (i) an amount of cash equal to the sum of 12 months of her then-current annual base salary, payable in the form of salary continuation in regular installments, in accordance with our normal payroll practices, over a period of 12 months from the termination date, and (ii) reimbursement for her healthcare insurance premiums for a period of up to 12 months.

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Edwards Consulting Agreement and Employment Agreement. On August 21, 2024, the Company entered into a consulting agreement with Mr. Edwards, which provided for Mr. Edwards to serve as the Company’s Interim Chief Financial Officer reporting to the Company’s Chief Executive Officer for a monthly salary of $10,000 plus expenses. On October 9, 2024, the Company and Mr. Edwards entered into an employment agreement (the “Edwards Employment Agreement”) pursuant to which Mr. Edwards, effective as of November 5, 2024, began serving as the Company’s Chief Financial Officer. The Edwards Employment Agreement provides for an annual base salary of $300,000. The initial term of Mr. Edwards’ employment is one year, commencing November 5, 2024, which shall be automatically renewed for successive one-year periods thereafter, unless his employment is terminated in accordance with the terms of the Edwards Employment Agreement. Mr. Edwards received a one-time signing bonus, comprised of both cash and equity. The cash portion of the signing bonus was $50,000 and the equity portion of the signing bonus was a grant of a restricted stock award of 100,000 shares of common stock, which vested 25% on November 5, 2024, and vests 25% on each of the first, second, and third anniversaries of such date. In addition, Mr. Edwards is eligible to receive cash and equity bonus awards at the discretion of the Company’s Compensation Committee and to participate in the Company’s benefit plans made available by the Company to similarly situated employees.

In the event the Company terminates Mr. Edwards’ employment without “Cause” (as defined in the Edwards Employment Agreement), he is entitled to receive the following payments and benefits, in addition to any accrued obligations: (i) an amount of cash equal to the sum of 12 months of his then-current annual base salary, payable in the form of salary continuation in regular installments, in accordance with our normal payroll practices, over a period of 12 months from the termination date and (ii) reimbursement for his healthcare insurance premiums for a period of up to 12 months. Upon a change of control or termination of Mr. Edwards’ employment without “Cause,” any outstanding and unvested portion of the restricted stock award granted to Mr. Edwards as part of his signing bonus will immediately vest.

Girgenti Employment Agreement. The Company entered into an employment agreement with Mr. Girgenti on January 1, 2020, which sets forth the terms and conditions of his employment (the “Girgenti Agreement”). Pursuant to the Girgenti Agreement, Mr. Girgenti serves as the Company’s Executive Chairman and is entitled to an annual base salary of $120,000, one-half of which is paid in cash and one-half of which is paid in the form of restricted stock grants. The cash portion of his compensation is deferred and credited to an unfunded bookkeeping account established on his behalf and is payable to Mr. Girgenti on the earlier of: (i) a Change in Control of the Company (as defined in the Girgenti Agreement); (ii) his termination as Chairman of the Board; (iii) the termination of his employment without Cause (as defined in the Girgenti Agreement); (iv) his death; or (v) the third anniversary of the payroll date when such compensation would have been paid but for the deferral. The Girgenti Agreement may be terminated by either party at any time, provided that Mr. Girgenti is required to give the Company at least 30 days’ advance notice of termination.

In the event the Company terminates Mr. Girgenti’s employment without “Cause” or Mr. Girgenti terminates his employment for “Good Reason” (as defined in the Girgenti Agreement) he is entitled to receive the following payments and benefits, in addition to any accrued obligations: (i) all deferred payments of his cash compensation and (ii) the immediate vesting of any unvested shares of restricted stock granted to him under the Girgenti Agreement. In the event the Company terminates Mr. Girgenti’s employment for “Cause,” Mr. Girgenti will not be entitled to any of his deferred cash compensation or vesting of his restricted stock.

Clawback Policy

The Board has adopted a clawback policy which requires the clawback of erroneously awarded incentive-based compensation of past or current executive officers awarded during the three full fiscal years preceding the date on which the issuer is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the federal securities laws. There is no fault or misconduct required to trigger a clawback.

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The Compensation Committee shall determine, in its sole discretion, the timing and method for promptly recouping such erroneously awarded compensation, which may include without limitation: (i) seeking reimbursement of all or part of any cash or equity-based award, (ii) cancelling prior cash or equity-based awards, whether vested or unvested or paid or unpaid, (iii) cancelling or offsetting against any planned future cash or equity-based awards, (iv) forfeiture of deferred compensation, subject to compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder, and (v) any other method authorized by applicable law or contract. Subject to compliance with any applicable law, the Compensation Committee may affect recovery under this policy from any amount otherwise payable to the executive officer, including amounts payable to such individual under any otherwise applicable Company plan or program, including base salary, bonuses, or commissions and compensation previously deferred by the executive officer.

Equity Compensation Policy and Practices

While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, the Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our Company that has not been publicly disclosed. It has been our practice to grant equity awards to our officers and directors upon their appointment. We intend to issue equity grants to our officers and directors at the same time each year. It is our policy to grant our executive officers annual equity awards of restricted stock in the first quarter of each year and to grant our directors annual equity awards of restricted stock on July 1 of each year. Option grants, if any, are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our common stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

During the fiscal year ended December 31, 2025, we did not award any options to a named executive officer, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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Outstanding Equity Awards at December 31, 2025

The table below summarizes the outstanding equity awards awarded to the Company’s NEOs during the fiscal year ended December 31, 2025.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)
Maria Zannes	7/25/2016	119	-	210.00	7/24/2026	-	-
	4/24/2027	119	-	210.00	4/23/2027	-	-
	5/7/2018	238	-	231.00	5/6/2028	-	-
	2/25/2019	95	-	231.00	2/24/2029	-	-
	7/26/2019	238	-	231.00	7/25/2029	-	-
	2/5/2020	238	-	231.00	2/4/2030	-	-
	7/27/2020	238	-	231.00	7/26/2030
	7/26/2021	238	-	231.00	7/26/2031	-	-
	12/16/2021	238	-	126.00	12/15/2031	-	-
	1/10/2025	-	-	-	-	103	122

J. Michael Edwards	11/5/2024	-	-	-	-	1,667	1,967
	1/10/2025	-	-	-	-	17	20

Steven Girgenti	7/25/2016	119	-	210.00	7/24/2026
	4/24/2017	119	-	210.00	4/23/2027
	5/7/2018	238	-	231.00	5/6/2028
	7/26/2019	238	-	231.00	7/25/2029
	7/27/2020	238	-	231.00	7/26/2030
	12/16/2021	238	-	126.00	12/15/2031
	8/9/2023	-	-	-	-	877	1,035
	2/16/2024	-	-	-	-	1,315	1,552
	1/10/2025	-	-	-	-	41	48

(1)	The following table shows the vesting schedule for restricted stock awards in this column vest:

Name	Grant Date	Vesting Schedule
M. Zannes	1/10/2025	Vests in equal monthly installments over the 12 months following the date of grant

J. M. Edwards	11/5/2024	Vests in equal annual installments over the 3 years following the date of grant
	1/10/2025	Vests in equal monthly installments over the 12 months following the date of grant

S. Girgenti	8/9/2023	Vests on third anniversary of the grant date, August 9, 2026
	2/16/2024	Vests on third anniversary of the grant date, February 16, 2027
	1/10/2025	Vests in equal monthly installments over the 12 months following the date of grant

(2)	Calculated by multiplying the closing price per share of the Company’s common stock on December 31, 2025, $1.18 by the number of shares.

Director Compensation

2025 Director Compensation Program

Our 2025 director compensation program included the following components:

●	an annual cash retainer of $25,000 (payable in four quarterly installments of $6,250);

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●	an additional annual cash retainer of $10,000 for the Chairman of the Board (payable in four quarterly installments of $2,500);

●	an additional annual cash retainer of $5,000 for the Audit Committee Chair (payable in four quarterly installments of $1,250);

●	an additional annual cash retainer of $2,500 for the Compensation Committee Chair (payable in four quarterly installments of $625);

●	an additional annual cash retainer of $2,500 for the Nominating and Governance Committee Chair (payable in four quarterly installments of $625); and

●	an annual equity grant of restricted stock with a grant date value of approximately $75,000 that vests pro rata on a monthly basis for 12 months.

The table below summarizes the compensation paid to the Company’s non-NEO directors who served on the Board during the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Other Compensation ($)	Total ($)
Robert Anderson	25,000	33,678	-	58,678
Stuart Diamond	15,000	33,678	-	17,617
Peter Knight	27,500	33,678	-	61,178
Gary Rubin	13,750	33,678	-	16,367
Roby Joyce	25,000	33,678	333,333	392,011
Jamie Platt	27,500	33,678	-	61,178
Roberto Rios	11,250	-	-	11,250
John Oppenheimer	9,375	-	-	9,375

(1)	Amounts do not reflect compensation actually received by the directors. Instead, the amounts represent aggregate grant date fair value of the restricted stock award computed in accordance with ASC 718, Stock Compensation. The valuation assumptions used in determining such amounts are consistent with those described in Note 11 of the Company’s Consolidated Financial Statements, included elsewhere in this Proxy Statement. As of December 31, 2025, the aggregate number of outstanding options, all of which are currently exercisable, held by each individual who served as a non-NEO director during 2025 was as follows: Robert Anderson – 1,190; Peter Knight - 952; As of December 31, 2025, the aggregate number of unvested shares of restricted stock held by each non-NEO director was 0.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of shares of the Company’s common stock as of the Record Date, by (i) each person known to the Company to beneficially own more than 5% of any class of the Company’s outstanding voting securities, (ii) each director and nominee for director, (iii) each of our named executive officers, and (iv) all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all shares subject to options and warrants were deemed outstanding if such securities are currently exercisable or will vest within 60 days of March 13, 2026, the Record Date. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

The percentage of beneficial ownership of the Company’s common stock is based on 4,498,675 shares of common stock outstanding as of the Record Date.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of common stock beneficially owned by such person.

Name and Address(1)	Number of Shares of Common Stock	Percent of Class
Directors and Executive Officers:
Maria Zannes(2)	14,552	*
J. Michael Edwards(3)	4,490	*
Steven Girgenti(4)	60,072	1.3%
Robert Anderson(5)	7,320	*
Roberto Rios(6)	833	*
Jamie Platt(7)	1,824	*
Peter Knight(8)	6,199	*
John Oppenheimer(9)	-	*
Roby Joyce(10)	22,322	*

All Directors and Current Executive Officers as a Group (9 Individuals):	121,495	2.68%

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*	Ownership of less than 1%.

(1)	Unless otherwise indicated, the address for each person is c/o bioAffinity Technologies, Inc., 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217.

(2)	Includes (i) 9,340 shares of common stock owned by Ms. Zannes, including 103 shares of unvested restricted stock as to which Ms. Zannes has the right to vote, but not to dispose; (ii) 1,761 shares of common stock issuable upon the exercise of stock options that are currently exercisable; and (iii) 3,451 shares of common stock issuable upon the exercise of warrants that are currently exercisable.

(3)	Includes (i) 4,003 shares of common stock owned by Mr. Edwards, including 1,684 shares of unvested restricted stock as to which Mr. Edwards has the right to vote, but not to dispose; and (ii) an aggregate of 487 shares of common stock issuable upon exercise warrants that are currently exercisable.

(4)	Includes (i) 35,997 shares of common stock owned by Mr. Girgenti, including 2,233 shares of unvested restricted stock as to which Mr. Girgenti has the right to vote, but not to dispose (ii) 298 shares of common stock owned directly by the Cranye Girgenti Testamentary Trust, for which Mr. Girgenti serves as trustee; (iii) an aggregate of 22,310 shares of common stock issuable upon exercise of warrants owned by Mr. Girgenti; (iv) 277 shares of common stock issuable upon exercise of warrants owned by the Cranye Testamentary Trust, for which Mr. Girgenti serves as trustee; and (v) 1,190 shares of common stock issuable upon exercise of options held by Mr. Girgenti that are immediately exercisable. As the trustee of the Cranye Girgenti Testamentary Trust, Mr. Girgenti has sole voting and dispositive power over the shares beneficially owned by the Cranye Girgenti Testamentary Trust.
(5)	Includes (i) 5,464 shares of common stock owned by Mr. Anderson; (ii) 1,190 shares of common stock issuable upon exercise of options that are currently exercisable; and (iv) 666 shares of common stock issuable upon exercise of warrants that are currently exercisable.

(6)	Includes 833 shares of common stock owned by Mr. Rios.

(7)	Includes 1,824 shares of common stock issued to Dr. Platt as restricted stock.

(8)	Includes (i) 3,914 shares of common stock owned by Mr. Knight; (ii) 952 shares of common stock issuable upon exercise of options that are currently exercisable; and (iii) 1,333 shares of common stock issuable upon exercise of warrants that are currently exercisable.

(9)	Dr. Oppenheimer was appointed to the board in August 2025, and does not currently own any shares.

(10)	Includes (i) 1,402 shares of common stock owned by Dr. Joyce; (ii) 20,254 shares of common stock owned by the Joyce Living Trust; and (iii) an aggregate of 666 shares of common stock issuable upon exercise of warrants held by the Joyce Living Trust that are currently exercisable. Dr. Joyce is co-trustee of the Joyce Living Trust, together with his wife, Joyce M. Joyce, each of whom may act unilaterally with regard to voting and disposition power over the shares held by the Joyce Living Trust. The Joyce Living Trust has an address at 1092 Madeline Street, New Braunfels, Texas 78132.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related-Party Transactions

In addition to the compensation arrangements with directors and executive officers described under “Executive and Director Compensation,” the following is a description of each transaction since January 1, 2024, and each currently proposed transaction in which:

●	the Company was or is to be a participant;

●	the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years; and

●	any related person had or will have a direct or indirect material interest.

PPLS Acquisition of the Laboratory

On September 18, 2023, the Company’s wholly owned subsidiary, PPLS, consummated the acquisition of the laboratory assets of Village Oaks Pathology Services, P.A., d/b/a Precision Pathology Services, pursuant to the terms of the Asset Purchase Agreement with Village Oaks. As a result of the acquisition, the CAP-accredited, CLIA-certified clinical pathology laboratory is owned by PPLS. Dr. Roby Joyce was the Medical Director and Laboratory Director of the clinical pathology laboratory prior to the acquisition, and he continued to serve as Medical Director and Laboratory Director of PPLS after the acquisition. Founded in 2007 by Dr. Joyce, Village Oaks has provided pathology services to physicians practicing in a variety of outpatient settings. Since September 2021, Village Oaks, under the trade name Precision Pathology Services, had offered CyPath® Lung for sale as an LDT for the detection of early-stage lung cancer. In addition to CyPath® Lung, PPLS intends to continue to offer a full range of anatomic and clinical pathology services and conduct clinical trial research.

Pursuant to the terms of the Asset Purchase Agreement, PPLS acquired the laboratory assets, which included all of the assets owned by Village Oaks, other than medical assets, which are assets Village Oaks used in connection with its management and operation of a clinical pathology laboratory, now owned by PPLS, and related services business, and assumed certain liabilities and obligations. The laboratory is a clinical pathology laboratory that is CAP-accredited and CLIA-certified. Pursuant to the terms of the Asset Purchase Agreement, Village Oaks received $3,500,000 in consideration for the assets to be purchased by PPLS, of which $1,000,000 was paid by the issuance of 564,972 shares of our restricted common stock to the Joyce Trust, which share number was determined by dividing $1,000,000 by $1.77, the average of the trading day closing prices for the 30 days prior to September 15, 2023, rounded to the nearest whole share.

The Asset Purchase Agreement contains customary representations, warranties, and covenants made by PPLS and Village Oaks, and consummation of the transaction was subject to customary closing conditions, including, among other things, entry into the other ancillary agreements described below.

Pursuant to the Asset Purchase Agreement, PPLS assumed all liabilities and obligations under and obtained any and all rights, title, and interest of Village Oaks in and to (i) the Assumed Leases under the Assumption Agreement; (ii) the Assumed Contracts under the Assumption Agreement; (iii) all accounts payable of Village Oaks as of September 18, 2023, that were incurred in the ordinary course of business consistent with past custom and practice; and (iv) the lease of the premises used in connection with operation of the CLIA-certified and CAP-accredited clinical pathology laboratory, pursuant to the Assignment and Assumption of Lease, which Assignment of Lease was consented to by the landlord of the leased premises. The monthly rent is currently $10,143.83 per month, and the term of the Lease is five years.

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In connection with the Asset Purchase Agreement, PPLS entered into the Management Services Agreement with Village Oaks, pursuant to which PPLS will provide comprehensive management and administrative services to Village Oaks in connection with the operation of Village Oaks’ professional cytopathology, histopathology, clinical, and anatomic pathology interpretation medical services practice. PPLS will provide space, equipment, administrative, management and clinical personnel, billing and collection, and related management services to Village Oaks in exchange for a management fee of 70% of the net revenues received by Village Oaks from the provision of the medical services. The Management Services Agreement has an initial term of 20 years and provides that upon expiration of the initial term, it will be automatically extended for two additional successive terms of five years each, unless either party delivers written notice of its intention not to extend the term of the agreement not less than 90 days prior to the expiration of the preceding term. The Management Services Agreement also provides that until the fifth anniversary of its effective date, Village Oaks will not, without the prior written approval of PPLS own, operate, or have any financial interest in any other person or entity that operates an independent laboratory or an enterprise within the United States that provides or promotes management or administrative services or any product or services substantially similar to those provided by PPLS.

In connection with the Asset Purchase Agreement, PPLS entered into the Succession Agreement, pursuant to which Dr. Joyce, as holder of 100% of the issued and outstanding stock of Village Oaks, and Village Oaks are restricted from disposing of their equity interests in Village Oaks, subject to certain exceptions, without the prior written consent of the Company and Village Oaks. The Succession Agreement further provides that the entire equity interest held by Dr. Joyce in Village Oaks will be automatically assigned and transferred to a successor who meets the Eligibility Requirements of a Designated Physician, as such terms are defined and described in the Succession Agreement, in the event of, among other things, the death, disability, retirement, or a court’s determination of incompetence of Dr. Joyce, as well as Dr. Joyce’s failure to satisfy the eligibility requirements of a Designated Physician, exclusion or disqualification from participation in the Medicare program, conviction of a felony or crime or moral turpitude, bankruptcy filing, or material breach of the Succession Agreement. In the event of the automatic transfer of Dr. Joyce’s equity interests in Village Oaks as provided in the Succession Agreement, such agreement provides that the board of directors of Village Oaks shall nominate a group of three candidates as the Designated Physician who satisfy the Eligibility Requirements. In the event the Company desires not to select any of such candidates, the Company shall select and appoint a successor Designated Physician from any other physicians that satisfy the Eligibility Requirements. Subject in all cases to the Management Services Agreement, Dr. Joyce shall not cause any voluntary interruption of the conduct of Village Oaks’ business and operations and shall use commercially reasonable efforts to preserve (or assist us in preserving) all rights, privileges, and franchises held by Village Oaks, including the maintenance of all contracts, copyrights, trademarks, licenses, and registrations.

In December 2025, Dr. Joyce informed the Company of his desire to transfer 100% of the issued and outstanding stock of Village Oaks to Dr. Humphreys. Dr. Joyce’s decision to transfer his interest was not the result of any disagreement with Village Oaks or PPLS nor was it as a result of Dr. Joyce no longer meeting the Eligibility Requirements of a Designated Physician (as such terms are defined and described in the Joyce Succession Agreement). On December 22, 2025, Village Oaks, PPLS and Dr. Humphreys entered into a Succession Agreement, pursuant to which Dr. Humphreys is restricted from disposing of his equity interests in Village Oaks, subject to certain exceptions, without the prior written consent of us and Village Oaks. The Humphreys Succession Agreement further provides that the entire equity interest held by Dr. Humphreys in Village Oaks will be automatically assigned and transferred to a successor who meets the Eligibility Requirements of a Designated Physician (as such terms are defined and described in the Humphreys Succession Agreement), in the event of, among other things, the death, disability, retirement, or a court’s determination of incompetence of Dr. Humphreys, as well as Dr. Humphreys’ failure to satisfy the eligibility requirements of a Designated Physician, exclusion or disqualification from participation in the Medicare program, conviction of a felony or crime or moral turpitude, bankruptcy filing, or material breach of the Humphreys Succession Agreement. In the event of the automatic transfer of Dr. Humphreys’ equity interests in Village Oaks as provided in the Humphreys Succession Agreement, such agreement provides that the board of directors of Village Oaks shall nominate a group of three candidates as the Designated Physician who satisfy the Eligibility Requirements. In the event the Company desires not to select any of such candidates, the Company shall select and appoint a successor Designated Physician from any other physician that satisfy the Eligibility Requirements. Subject in all cases to the Management Services Agreement (as defined in the Humphreys Succession Agreement), Dr. Humphreys shall not cause any voluntary interruption of the conduct of Village Oaks’s business and operations, and shall use commercially reasonable efforts to preserve (or assist us in preserving) all rights, privileges and franchises held by Village Oaks, including the maintenance of all contracts, copyrights, trademarks, licenses and registrations.

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In connection with the Asset Purchase Agreement, PPLS entered into the Professional Services Agreement with Village Oaks, pursuant to which Village Oaks will provide pathology interpretation services as requested on behalf of PPLS based on the professional fees approved for the CPT code for the services provided under the Medicare Physician Fee Schedule in the locality where the test is performed. The Professional Services Agreement has an initial term of 20 years and provides that upon expiration of the initial term, it will be automatically extended for successive terms of 12 months each, unless either party delivers written notice of its intention not to extend the term of the agreement not less than 30 days prior to the expiration of the preceding term.

In connection with the Asset Purchase Agreement, the Company entered into the Executive Employment Agreement with Dr. Joyce, for a term of three years, to serve as the Medical Director and Laboratory Director of PPLS at a base salary of $333,333.34 per year. Pursuant to the Joyce Employment Agreement, Dr. Joyce was also appointed to serve on our Board. Dr. Joyce will be eligible to participate in or receive benefits under our benefit plans generally made available to executives of similar status and responsibilities and will be provided use of a company car. In the event the Joyce Employment Agreement is terminated for any reason, including by Dr. Joyce upon 60 days’ notice, by us for cause, or by reason of Dr. Joyce’s death, Dr. Joyce (or his estate as applicable) will receive his base salary for the remainder of the three-year employment term. However, the Joyce Employment Agreement provides that if Dr. Joyce breaches any of the restrictive covenants set forth in the Joyce Employment Agreement, including a covenant not to compete during his term of employment and a covenant not to knowingly disclose confidential information, such breach will be grounds for the immediate termination of Dr. Joyce and will result in the forfeiture of all compensation and benefits otherwise due to Dr. Joyce.

One of the Assumed Leases is the Hologic Equipment Lease, pursuant to which PPLS leases reagent equipment from Hologic and is required to purchase a minimum number of specified testing kits each year. The total monthly minimum purchase commitment PPLS is required to pay Hologic, inclusive of the lease of the reagent equipment, is $16,914 per month. The term of the Hologic Equipment Lease currently expires on December 20, 2027.

Another of the Assumed Leases is the Leica Equipment Lease, pursuant to which PPLS leases reagent equipment from Leica and is required to purchase a minimum number of specified testing kits. The total monthly minimum purchase commitment PPLS is required to pay to Leica, inclusive of the lease of the reagent equipment, is $19,790 per month. The term of the Leica Equipment Lease currently expires on March 23, 2026.

In connection with the Asset Purchase Agreement, Dr. Joyce, on behalf of Village Oaks, executed the Bill of Sale, pursuant to which all rights, title, and interest of Village Oaks in and to the permits listed on an exhibit attached thereto, inclusive of the CLIA-certificate and CAP-accreditation, notwithstanding the transfer of the CLIA certificate by operation of law to PPLS upon consummation of the Acquisition, were confirmed to have been transferred and assigned to PPLS.

Amendment to Warrants

On September 17, 2023, Mr. Girgenti, the Cranye Girgenti Testamentary Trust, Gary Rubin, The Harvey Sandler Revocable Trust, a trust of which Mr. Rubin is a co-trustee, Ms. Zannes and Dr. Joyce consented to an amendment of the terms of the outstanding warrants that they own. Such warrants include (i) Tradeable Warrants to purchase 98,198, 39,182, and 39,182 shares of common stock owned by Mr. Girgenti, The Harvey Sandler Revocable Trust, and Ms. Zannes, respectively); (ii) Non-Tradeable Warrants to purchase 102,286, 40,813, and 40,813 shares of common stock owned by Mr. Girgenti, The Harvey Sandler Revocable Trust, and Ms. Zannes, respectively; and (iii) Pre-IPO Warrants to purchase 469,063, 8,332, 571,373, 23,571, 17,137, and 14,285 shares of common stock owned by Mr. Girgenti, the Cranye Girgenti Testamentary Trust, Mr. Rubin, The Harvey Sandler Revocable Trust, Ms. Zannes, and Dr. Joyce, respectively. The warrant amendment provided that such warrants will not be exercisable until the date that we filed a certificate of amendment to our Certificate of Incorporation with the State of Delaware which increased the number of shares of our authorized common stock to allow for sufficient authorized and unissued shares of common stock for the full exercise of all of the outstanding Pre-IPO Warrants, Tradeable Warrants and Non-Tradeable Warrants of the Company and the issuance of all of the shares of common stock underlying such warrants. On June 5, 2024, we filed an amendment to our certificate of incorporation to increase the number of shares of common stock authorized for issuance from 25,000,000 to 100,000,000, after receiving the approval of our stockholders of such certificate of amendment at our 2024 Annual Meeting of Stockholders. Upon the filing of the certificate of amendment, the aforementioned warrants became exercisable, and the warrant amendment was rendered moot.

Timothy P. Zannes Compensation

Timothy P. Zannes, brother of Maria Zannes, our Chief Executive Officer, has been employed by the Company as General Counsel and Secretary since 2014. Mr. Zannes received (i) for the fiscal year ended December 31, 2024, a salary of $80,000 and a bonus of $21,000 and (ii) for the fiscal year ended December 31, 2025, a salary of $90,000 and a bonus of $18,000. Mr. Zannes is scheduled to receive an annual salary in 2026 of $90,000.

Peter Zannes Fatland Engagement

On February 26, 2026, the Company entered into an employment offer letter with Peter Zannes Fatland, son of Maria Zannes, our Chief Executive Officer, pursuant to which Mr. Zannes Fatland shall serve as Associate Pulmonary Sales Executive, effective April 15, 2026. Mr. Zannes Fatland will receive (i) an annual base salary of $80,000, (ii) up to $30,000 in annual variable compensation upon meeting certain objectives, which may be increased by up to 200% if such objectives are exceeded, and (iii) monthly reimbursement of certain expenses of $1,000. In addition, Mr. Zannes Fatland shall be entitled to participate in certain employee benefit plans available to employees of the Company.

Policies and Procedures for Related Party Transactions

The Board has adopted a written Code of Ethics and Business Conduct, which includes a policy on conflicts of interest that requires the Company’s directors and executive officers to seek determination and prior authorizations or approvals of potential conflicts of interest exclusively from the Board. In reviewing and approving any such transactions, the Company’s General Counsel and Board consider all relevant facts and circumstances. The Code of Ethics and Business Conduct is available on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Governance Documents” hyperlink under the “Governance” tab. The Company intends to disclose any amendments to the Code of Ethics and Business Conduct, or any waivers of its requirements, on its website to the extent required by the applicable rules and exchange requirements.

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STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

Stockholder proposals intended to be included in the Company’s proxy statement relating to the 2027 Annual Meeting must comply with Rule 14a-8 under the Exchange Act, which requires that the notice be received at the Company’s principal executive office not less than 120 calendar days before the one-year anniversary date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, and accordingly must be received in writing by the Company at its principal executive office at the address set forth above no later than November 17, 2026.

In connection with the Company’s next annual meeting, stockholder proposals that are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II, Section 2.12 of the Company’s Bylaws, which provides that nominations or other business at an annual meeting of stockholders may be made (i) pursuant to the Company’s notice of meeting, (ii) by or at the direction of the Board, or (iii) by any stockholder of the Company who was a stockholder of record at the time of giving the notice provided for in Article II, Section 2.12 of the Bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in Article II, Section 2.12.

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Corporate Secretary. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Company at the Company’s principal executive office at 3300 Nacogdoches Road, Suite 216, San Antonio, Texas 78217, and not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The anniversary of this year’s Annual Meeting will be April 30, 2027. Thus, a stockholder notice must be received by the Company no later than January 30, 2027, and no earlier than December 31, 2026. If the date of the 2027 Annual Meeting is changed, these dates may change. Such stockholder’s notice is required to set forth, as to each matter the stockholder proposes to bring before an annual meeting, certain information specified in the Bylaws and, to the extent applicable, required by Rule 14a-19 under the Exchange Act. A copy of the Bylaws of the Company may be obtained from the Secretary of the Company at the address set forth above.

In addition to satisfying the foregoing advance notice requirements under the Company’s Bylaws, to comply with the universal-proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and that is postmarked or transmitted electronically to the Company no later than March 1, 2027.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the period ended December 31, 2025, (the “Annual Report”) is being furnished with this Proxy Statement to stockholders of record as of the Record Date. The Company will provide stockholders with a copy of the Company’s Annual Report, without charge, upon written request addressed to the Secretary of the Company at the address listed below. The Company’s Annual Report and the exhibits filed with it are also available on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Annual Reports” hyperlink under the “SEC Filings” heading.

bioAffinity Technologies, Inc.

3300 Nacogdoches Road, Suite 216

San Antonio, Texas 78217

(210) 698-5334

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OTHER MATTERS

No business other than the matters set forth in this Proxy Statement is expected to come before the Annual Meeting but should any other matters requiring a vote of stockholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company. In the event that any of the nominees for director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for such substitute nominee(s) as the Board recommends, or in the absence of such recommendation, such other persons as they consider to be in the best interests of the Company.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, annual reports, and notices of internet availability of proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the applicable document(s) addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are stockholders of the Company may be “householding” our proxy materials. A single proxy statement or notice may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

Street-name stockholders who are currently receiving householded materials may revoke their consent, and street-name shareholders who are not currently receiving householded materials may request householding of our future materials, by contacting Broadridge Financial Services, Inc., either by calling toll free at (866) 540-7095 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you revoke your consent, you will be removed from the “householding” program within 30 days of Broadridge’s receipt of your revocation, and each stockholder at your address will receive individual copies of our future materials.

By Order of the Board of Directors:

/s/ Maria Zannes
Maria Zannes

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Appendix A

FIRST AMENDMENT

TO

BIOAFFINITY TECHNOLOGIES, INC.

2024 EQUITY INCENTIVE PLAN

This First Amendment (this “Amendment”) of the bioAffinity Technologies, Inc. 2024 Equity Incentive Plan (the “Plan”) is effective as of __________, 2026. All terms used but not defined herein shall have the meaning set forth in the Plan.

RECITALS

WHEREAS, the Board of Directors (the “Board”) approved of the Amendment on January 15, 2026, and the Amendment was submitted to the holders of the outstanding stock of the Company (the “Stockholders”) at the special meeting of the Company held on April 30, 2026, and such Stockholders have approved the adoption of this Amendment.

AGREEMENT

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Section 4.1 of the Plan is hereby amended and restated as follows:

4.1 Share Limitation.

(a) Subject to adjustment pursuant to Section 4.2 hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 1,000,000 shares, all of which may, but need not, be issued in respect of Incentive Stock Options.

(b) Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. Any shares of Common Stock subject to Awards that are settled in Common Stock shall be counted against the maximum share limitations of this Section 4.1(a) as one share of Common Stock for every share of Common Stock subject thereto. To the extent that any Award under the Plan payable in shares of Common Stock is forfeited, cancelled, returned to, or repurchased by the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Shares of Common Stock that otherwise would have been issued upon the exercise of a Stock Option or Stock Appreciation Right or in payment with respect to any other form of Award, that are surrendered in payment or partial payment of the exercise price thereof and/or taxes withheld with respect to the exercise thereof or the making of such payment, will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

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Appendix B

FORM OF CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

BIOAFFINITY TECHNOLOGIES, INC.

bioAffinity Technologies, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1. This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation filed with the Secretary of State on March 26, 2014, as previously amended by that Certificate of Amendment filed with the Secretary of State on May 31, 2016, that Certificate of Amendment filed with the Secretary of State on November 29, 2021, that Certificate of Amendment filed with the Secretary of State on June 23, 2022, that Certificate of Amendment filed with the Secretary of State on June 6, 2023, that Certificate of Amendment filed with the Secretary of State on June 5, 2024, that Certificate of Amendment filed with the Secretary of State on August 13, 2025, and that Certificate of Designation filed with the Secretary of State on September 17, 2025 (as previously amended, the “Certificate of Incorporation”).

2. The Corporation’s Board adopted resolutions setting forth this amendment to the Corporation’s Certificate of Incorporation declaring said amendment to be advisable and soliciting the approval of the Corporation’s stockholders. Thereafter, the necessary number of shares as required by statute approved this amendment at a properly noticed and duly convened meeting of the Corporation’s stockholders.

3. Section 4 of the Certificate of Incorporation is hereby amended by adding the following paragraphs immediately after the first paragraph of Section 4:

Upon this Certificate of Amendment to the Certificate of Incorporation becoming effective pursuant to the DGCL (the “Effective Time”), the shares of the Corporation’s common stock, par value $0.007 per share (the “Common Stock”) issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be reclassified as and combined into a smaller number of shares such that every [ ] ([ ]) shares of issued and outstanding Common Stock immediately prior to the Effective Time are automatically combined into one (1) validly issued, fully paid and nonassessable share of Common Stock, par value $0.007 per share (the “Reverse Stock Split”). Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the Common Stock as reported on the Nasdaq Capital Market for the ten (10) days preceding the Effective Time.

Each stock certificate or book-entry position that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate or book-entry position shall have been reclassified and combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time).”

4. This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Maria Zannes, its President and Chief Executive Officer, this ___ day of ______ 202_.

Maria Zannes
President and Chief Executive Officer

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bioAffinity TECHNOLOGIES

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 29, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 29, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V87262-P46452 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIOAFFINITY TECHNOLOGIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9 AND 10.

1. Election of Directors.

Nominees:

		For	Withhold
1a.	Maria Zannes, JD	☐	☐
1b.	Steven Girgenti	☐	☐
1c.	Peter Knight	☐	☐
1d.	Jamie Platt, PhD	☐	☐
1e.	Roberto Rios	☐	☐
1f.	John J. Oppenheimer, MD	☐	☐

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Any of the Proxies, or their respective substitutes, who shall be present and acting at the Annual Meeting shall have and may exercise all the powers hereby granted.

The undersigned acknowledges receipt of our 2025 Annual Report to Stockholders, Notice of Annual Meeting of Stockholders and the Proxy Statement related thereto.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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